Exhibit 10.1

SUBORDINATED NOTE PURCHASE AGREEMENT

This SUBORDINATED NOTE PURCHASE AGREEMENT (this “Agreement”) is dated as of April 30, 2018, and is made by and among The First Bancshares, Inc., a Mississippi corporation (“Company”), and the several purchasers of the Subordinated Notes (each a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, Company has requested that the Purchasers purchase from Company $24,000,000 in aggregate principal amount of Subordinated Notes (as defined herein), which aggregate amount is intended to qualify as Tier 2 Capital (as defined herein).

WHEREAS, Company has engaged Stephens Inc. and Hovde Group, LLC as its exclusive placement agents (collectively, “Placement Agents”) for the offering of the Subordinated Notes.

WHEREAS, each of the Purchasers is an institutional “accredited investor” as such term is contemplated by Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act (as defined below), as well as a “qualified institutional buyer” as such term is defined in Rule 144A promulgated under the Securities Act.

WHEREAS, the sale of the Subordinated Notes by Company is being made pursuant to Rule 506(b) of Regulation D.

WHEREAS, each Purchaser is willing to purchase from Company a Subordinated Note in the principal amount set forth on the signature page to this Agreement executed by such Purchaser (the “Subordinated Note Amount”) in accordance with the terms, subject to the conditions and in reliance on, the recitals, representations, warranties, covenants and agreements set forth herein and in the Subordinated Notes.

WHEREAS, simultaneously with the sale of the Subordinated Notes to the Purchasers, the Company intends to also sell 6.40% Fixed-to-Floating Rate Subordinated Notes due 2033 in the aggregate amount of $42,000,000, which aggregate amount is intended to qualify as Tier 2 Capital, pursuant to Rule 506(b) of Regulation D.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.          DEFINITIONS.

1.1           Defined Terms. The following capitalized terms generally used in this Agreement and in the Subordinated Notes have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement may be defined in such sections.

“Affiliate(s)” means, (i) with respect to any Person, such Person’s immediate family members, partners, members or parent and subsidiary corporations, and any other Person directly or indirectly controlling, controlled by, or under common control with said Person and their respective Affiliates, and (ii) with respect to Company, shall include any Person beneficially owning or holding, directly or indirectly, ten percent (10%) or more of any class of voting or equity interest of Company or any Subsidiary of Company or any Person of which Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, ten percent (10%) or more of any class of voting or equity interests.

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“Bank” means The First, A National Banking Association and wholly-owned subsidiary of Company.

“Bank Regulatory Authority(ies)” means the FDIC, the FRB, the OCC, the CFPB and any other federal or state bank regulatory authorities with jurisdiction over Company, Bank or any of Company’s other subsidiaries.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the City of New York, New York or the State of Mississippi are permitted or required by any applicable law or executive order to close.

“CFPB” means the Consumer Financial Protection Bureau.

“Closing” has the meaning set forth in Section 2.5.

“Closing Date” has the meaning set forth in Section 2.5.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder.

“Commission” shall mean the Securities and Exchange Commission.

“Company” has the meaning set forth in the preamble hereto and shall include any successors to Company.

“Company’s Liabilities” means Company’s obligations under the Transaction Documents.

“Company’s SEC Reports” means (i) Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, (ii) Company’s Definitive Proxy Statement on Schedule 14A related to its 2018 Annual Meeting of Shareholders, and (iii) any Current Report on Form 8-K filed since January 1, 2018, each as filed by Company with the Commission pursuant to the requirements of the Exchange Act.

“CRA” has the meaning set forth in Section 4.7.2

“Disbursement” has the meaning set forth in Section 3.1.

“Dollars” or “$” means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States.

“Equity Interest” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation, and any and all warrants, options or other rights to purchase any of the foregoing.

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“Environmental Laws” means any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of Hazardous Materials or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

“Event of Default” has the meaning set forth in the Subordinated Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“FDIC” means the Federal Deposit Insurance Corporation.

“Fixed Interest Payment Date” means May 1 and November 1 of each year, beginning November 1, 2018.

“Floating Interest Payment Date” means February 1, May 1, August 1 and November 1 of each year, beginning August 1, 2023.

“FRB” means the Board of Governors of the Federal Reserve System.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America.

“Governmental Agency(ies)” means any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over Company or any of its Subsidiaries or any of their respective properties, assets or operations.

“Governmental Licenses” has the meaning set forth in Section 4.4

“Hazardous Materials” means chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold.

“Hazardous Materials Laws” mean any laws, regulations, permits, licenses or requirements pertaining to the protection, preservation, conservation or regulation of the environment which relates to real property, including: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations.

“Indebtedness” means and includes: (i) all items arising from the borrowing of money that, according to GAAP, would be included in determining total liabilities as shown on the consolidated balance sheet of Company; and (ii) all obligations secured by any lien on Property or other assets owned by Company whether or not such obligations shall have been assumed; provided, however, Indebtedness shall not include deposits or other indebtedness created, incurred or maintained in the ordinary course of Company’s or Bank’s business (including, without limitation, federal funds purchased, advances from any Federal Home Loan Bank, secured deposits of municipalities, letters of credit issued by Company or Bank and repurchase arrangements) and consistent with customary banking practices and applicable laws and regulations.

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“Interest Payment Date” means either a Fixed Interest Payment Date or a Floating Interest Payment Date, as applicable.

“Interest Period” means each three-month period beginning on a scheduled Interest Payment Date.

“Leases” means all leases, licenses or other documents providing for the use or occupancy of any portion of any Property, including all amendments, extensions, renewals, supplements, modifications, sublets and assignments thereof and all separate letters or separate agreements relating thereto.

“LIBOR” has the meaning set forth in the Subordinated Note.

“Material Adverse Effect” means, with respect to any Person, any change or effect that (i) is or would be reasonably likely to be material and adverse to the financial position, results of operations, business or assets of such Person, or (ii) would materially impair the ability of any Person to perform its respective obligations under any of the Transaction Documents, or otherwise materially impede the consummation of the transactions contemplated hereby; provided, that in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in GAAP or regulatory accounting principles generally applicable to banks, savings associations or their holding companies, (B) changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by Governmental Agencies, (C) actions or omissions of Company expressly required by the terms of this Agreement or taken with the prior written consent of Purchasers, (D) changes in general economic, monetary or financial conditions in the United States, (E) changes in global or national political conditions, including the outbreak or escalation of war or acts of terrorism, or (F) the public disclosure of this Agreement or the transactions contemplated by this Agreement; provided, further, however, that if any event described in clause (A), (B), (D) or (E) hereof occurs and such event has a materially disproportionate effect on Company relative to other banks, savings associations and their holding companies in the United States, only then such event will be deemed to have had a Material Adverse Effect.

“Money Laundering Laws” has the meaning set forth in Section 4.13.2.

“OCC” means the Office of the Comptroller of the Currency.

“Paying Agent Agreement” is that certain Paying Agent, Registrar and Transfer Agent Agreement, dated April 30, 2018, by and between Company and Registrar.

“Person” means an individual, a corporation (whether or not for profit), a partnership, a limited liability company, a joint venture, an association, a trust, an unincorporated organization, a government or any department or agency thereof (including a Governmental Agency) or any other entity or organization.

“Placement Agents” has the meaning provided in the Recitals.

“Property” means any real property owned or leased by Company or any Affiliate or Subsidiary.

“Purchasers” has the meaning set forth in the preamble hereto.

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“Redemption Date” with respect to any Subordinated Note or portion thereof to be redeemed, means the date fixed by Company for such redemption by or under this Agreement or such Subordinated Note.

“Registrar” has the meaning set forth in Section 8.4.1.

“Regulation D” has the meaning set forth in the Recitals.

“Regulatory Agencies” means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other authority, body or agency having supervisory or regulatory authority with respect to Company, Bank or any Subsidiaries.

“Sanctions” has the meaning set forth in Section 4.13.3.

“Secondary Market Transaction” has the meaning set forth in Section 5.6.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Security Register” means a register maintained by Registrar on behalf of Company providing for the registration of the Subordinated Notes and any exchange or transfer thereof.

“Stated Maturity” means May 1, 2028.

“Subordinated Note” means the Subordinated Note (or collectively, the “Subordinated Notes”) in the form attached as Exhibit A hereto, as amended, restated, supplemented or modified from time to time, and each Subordinated Note delivered in substitution or exchange for such Subordinated Note.

“Subordinated Note Amount” has the meaning set forth in the Recitals.

“Subsidiary” means with respect to any Person, any corporation or entity in which a majority of the outstanding Equity Interest is directly or indirectly owned by such Person.

“Tier 2 Capital” has the meaning given to the term “Tier 2 Capital” under the FRB’s regulatory capital rules and guidelines (or, as and if applicable, the capital adequacy rules or regulations of any successor appropriate federal banking agency) as then in effect and applicable, for so long as any Subordinated Note is outstanding. “Appropriate federal banking agency” means the “appropriate federal banking agency” with respect to Company as that term is defined in Section 3(q) of the Federal Deposit Insurance Act or any successor provision.

“Transaction Documents” has the meaning set forth in Section 3.2.1.

1.2           Interpretations. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words “hereof”, “herein” and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” when used in this Agreement without the phrase “without limitation,” shall mean “including, without limitation.” All references to time of day herein are references to Eastern Time unless otherwise specifically provided. All references to the Agreement and Subordinated Notes shall be deemed to be to such documents as amended, modified or restated from time to time. With respect to any reference in this Agreement to any defined term, (i) if such defined term refers to a Person, then it shall also mean all heirs, legal representatives and permitted successors and assigns of such Person, and (ii) if such defined term refers to a document, instrument or agreement, then it shall also include any replacement, extension or other modification thereof.

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1.3           Exhibits Incorporated. All Exhibits attached hereto are hereby incorporated into this Agreement.

2.          SUBORDINATED DEBT.

2.1           General Matters.

2.1.1           Certain Terms. Subject to the terms and conditions herein contained, Company proposes to issue and sell to the Purchasers, severally and not jointly, Subordinated Notes in an amount equal to the aggregate of the Subordinated Note Amounts. Purchasers, severally and not jointly, each agree to purchase the Subordinated Notes from Company on the Closing Date in accordance with the terms of, and subject to the conditions and provisions set forth in, this Agreement and the Subordinated Notes. As a several (and not joint) obligation, no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder. The Subordinated Note Amounts shall be disbursed in accordance with Section 3.1. The Subordinated Notes shall bear interest per annum as set forth in the Subordinated Notes. The unpaid principal balance of the Subordinated Notes plus all accrued but unpaid interest thereon shall be due and payable on the Stated Maturity, or such earlier date on which such amount shall become due and payable on account of (i) acceleration by Purchasers in accordance with the terms of the Subordinated Notes and this Agreement or (ii) Company’s delivery of a notice of redemption or prepayment in accordance with the terms of the Subordinated Notes.

2.1.2           Subordination. The Subordinated Notes shall be subordinated in accordance with the subordination provisions set forth therein.

2.2           The Subordinated Notes.

2.2.1           Computation of Interest. The method of computing interest on the Subordinated Notes shall be further evidenced by the Subordinated Notes.

2.2.2           Evidence of Payment Obligation. The payment obligation of Company shall be further evidenced by the Subordinated Notes.

2.3           Maturity Date. On the Stated Maturity, all sums due and owing under this Agreement and the Subordinated Notes shall be repaid in full. Company acknowledges and agrees that Purchasers have not made any commitments, either express or implied, to extend the terms of the Subordinated Notes past their Stated Maturity, and shall not extend such terms beyond the Stated Maturity unless Company and Purchasers hereafter specifically otherwise agree in writing.

2.4           Unsecured Obligations. The obligations of Company to Purchasers under the Subordinated Notes shall be unsecured and not covered by a guarantee of Company or an Affiliate of Company.

2.5           The Closing. The execution and delivery of the Transaction Documents (the “Closing”) shall occur at the offices of Company at 10:00 a.m. Central time, or at such other place as the parties hereto may agree, simultaneously with the execution and delivery of this Agreement. The date of the Closing is hereinafter referred to as the “Closing Date”.

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2.6           Payments. Company agrees that matters concerning payments and application of payments shall be as set forth in this Agreement and in the Subordinated Notes.

2.7           Right of Offset. Each Purchaser hereby expressly waives any right of offset it may have against Company.

2.8           Use of Proceeds. Company shall use the net proceeds from the sale of Subordinated Notes for general corporate purposes, which may include (i) increasing bank level capital ratios to support future growth, (ii) repaying the outstanding balance on Company’s line of credit made pursuant to that certain Loan Agreement dated December 5, 2016, by and between Company and First Tennessee Bank, National Association, (iii) establishing holding company reserves sufficient to cover one year of holding company obligations, and (iv) other general corporate purposes.

3.          DISBURSEMENT.

3.1           Disbursement. On the Closing Date, assuming all of the terms and conditions set forth in Section 3.2 have been satisfied by Company and Company has executed and delivered to Purchasers each of the Agreement and the Subordinated Notes and any other related documents in form and substance reasonably satisfactory to Purchasers, each Purchaser shall countersign and deliver the Agreement and disburse its respective Subordinated Note Amount in immediately available funds to Company in exchange for a Subordinated Note with a principal amount equal to such Subordinated Note Amount (the “Disbursement”). Company will deliver to the respective Purchaser one or more certificates representing the Subordinated Notes in definitive form (or provide evidence of the same with the original to be delivered by Company by overnight delivery on the next calendar day in accordance with the delivery instructions of Purchaser), registered in such names and denominations as such Purchasers may request. Such sale of Subordinated Notes to each Purchaser shall occur contemporaneously.

3.2           Conditions Precedent to Disbursement. In conjunction with and as additional (but independent) supporting evidence for certain of the covenants, representations and warranties made by Company herein, prior to and as a condition of the Disbursement, Company shall deliver or cause to be delivered to Purchasers each of the following:

3.2.1           Transaction Documents. This Agreement and the Subordinated Notes (collectively, the “Transaction Documents”), each duly authorized and executed by Company.

3.2.2           Authority Documents.

3.2.2.1 A copy, certified by the Secretary or Assistant Secretary of Company, of the Articles of Incorporation of Company;

3.2.2.2 A certificate of good standing of Company issued by the Secretary of State of the State of Mississippi;

3.2.2.3 A copy, certified by the Secretary or Assistant Secretary of Company, of the Bylaws of Company;

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3.2.2.4 A copy, certified by the Secretary or Assistant Secretary of Company, of the resolutions of the board of directors of Company authorizing the execution, delivery and performance of the Transaction Documents;

3.2.2.5 An incumbency certificate of the Secretary or Assistant Secretary of Company certifying the names of the officer or officers of Company authorized to sign the Transaction Documents and the other documents provided for in this Agreement, together with a sample of the true signature of each such officer (a Purchaser may conclusively rely on such certificate until formerly advised by a like certificate of any changes therein); and

3.2.2.6 The opinion of Alston & Bird LLP, counsel to Company, dated as of the Closing Date, substantially in the form set forth at Exhibit B attached hereto addressed to the Purchasers and Placement Agents.

3.2.3           Other Requirements. Such other additional information regarding Company, Bank and any other Subsidiary and their respective assets, liabilities (including any liabilities arising from, or relating to, legal proceedings) and contracts as a Purchaser may reasonably require.

3.2.4           Other Documents. Such other certificates, affidavits, schedules, resolutions, notes and/or other documents which are provided for hereunder or as a Purchaser may reasonably request.

3.2.5           CUSIP Number. The CUSIP Number for the Subordinated Notes is 318916 AB9.

4.          REPRESENTATIONS AND WARRANTIES OF COMPANY.

Except as previously disclosed in the Company’s SEC Reports, Company hereby represents and warrants to each Purchaser as follows:

4.1           Organization and Authority.

4.1.1         Organization Matters of Company and Its Subsidiaries.

4.1.1.1 Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Mississippi and has corporate power and authority to own, lease and operate its properties and to conduct its business as currently operated and conducted and to enter into and perform its obligations under the Transaction Documents; and Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

4.1.1.2 Bank is a national banking association chartered under the laws of the United States and the charter of Bank is in full force and effect. Bank is the only “significant subsidiary” of Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated pursuant to the Securities Act). Each of Bank and each other Subsidiary of Company has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or other organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as currently operated and conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. All of the issued and outstanding capital stock of each of Bank and each other Subsidiary of Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by Company, directly or through other subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of Bank or any other Subsidiary of Company were issued in violation of the preemptive or similar rights of any securityholder of Bank or such other Subsidiary. The only Subsidiaries of Company are (i) the subsidiaries listed on Exhibit 21.1 to Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the Commission on March 16, 2018 and (ii) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X promulgated pursuant to the Securities Act.

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4.1.1.3 Bank is an “insured depository institution” within the meaning of Section 3(c)(2) of the Federal Deposit Insurance Act, as amended, and to Company’s knowledge, no proceeding for the termination or revocation of deposit insurance is pending or, to Company’s knowledge, threatened, against Bank. To Company’s knowledge, neither Bank, Company or any of its other Subsidiaries is a party to or subject to any order, decree, agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to or recipient of a commitment letter, supervisory letter or similar undertaking to or from, or is subject to any directive by, any Bank Regulatory Authority.

4.1.2           Capitalization. The Amended and Restated Articles of Incorporation of Company, dated July 27, 2016, authorize Company to issue 20,000,000 shares of common stock and 10,000,000 shares of preferred stock. As of April 26, 2018, there were 13,065,953 shares of Company’s common stock issued and outstanding and no shares of Company’s preferred stock outstanding (such shares of capital stock outstanding are exclusive of any subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans of Company or pursuant to the exercise of Company’s outstanding convertible securities or options). The outstanding shares of capital stock of Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of Company were issued in violation of the preemptive or other similar rights of any securityholder of Company. All of the outstanding shares of capital stock of Bank are owned beneficially and of record by Company and have been duly authorized and validly issued and are fully paid and non-assessable.

4.2           Taxes. Company and its Subsidiaries have (i) filed all material foreign, U.S. federal, state and local tax returns, information returns and similar reports that are required to be filed, and all such tax returns are true, correct and complete in all material respects, and (ii) paid all material taxes required to be paid by them and any other material assessments, fines or penalties levied against them other than taxes (a) currently payable without penalty or interest, or (b) being contested in good faith by appropriate proceedings.

4.3           No Impediment to Transactions.

4.3.1           Transaction is Legal and Authorized. The issuance of the Subordinated Notes, the borrowing of the aggregate of the Subordinated Note Amounts, the execution and delivery of the Transaction Documents and compliance by Company with all of the provisions of the Transaction Documents are within the corporate and other powers of Company.

4.3.2           Agreement. This Agreement has been duly authorized, executed and delivered by Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligations of Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

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4.3.3           Subordinated Notes. The Subordinated Notes have been duly authorized by Company and, when duly executed, authenticated, issued and delivered to the Purchasers and paid for as provided herein, will constitute valid and legally binding obligations of Company, enforceable against Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

4.3.4           Exemption from Registration. Neither Company, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Subordinated Notes. Assuming the accuracy of the representations and warranties of each Purchaser set forth in this Agreement, the Subordinated Notes will be issued in a transaction exempt from the registration requirements of the Securities Act.

4.3.5           Absence of Violations, Defaults and Conflicts. Neither Company nor any of its Subsidiaries is (i) in violation of its articles of incorporation, bylaws or similar organizational documents, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which Company or any of its Subsidiaries is a party or by which it or any of them may be bound or to which any of the properties, assets or operations of Company or any of its Subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (iii) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Agency, except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents and compliance by Company with its obligations under the Transaction Documents have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of Company or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation, bylaws or similar organizational documents of Company or any of its Subsidiaries or any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Agency. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other financing instrument or agreement (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such financing by Company or any of its Subsidiaries.

4.3.6           Absence of Further Requirements. Except for a Current Report on Form 8-K and a Form D to be filed by Company with the Commission and certain filings to be made pursuant to state securities “blue sky” laws, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Agency is necessary or required for the due authorization, execution, delivery or performance by Company of its obligations under the Transaction Documents or for the offering, issuance or sale of the Subordinated Notes hereunder or the consummation of the transactions contemplated by the Transaction Documents.

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4.3.7           No Prohibition by Regulators. Company has not received notice, nor is it aware, of any order, action, suit, proceeding, or proclamation of any entity having regulatory authority over it or its business operations, including any Governmental Agency, that would preclude or would be violated by Company’s entering into the Transaction Documents and delivery of the Subordinated Notes.

4.3.8           No Integration. Neither Company nor any Affiliate of Company has, prior to the date of this Agreement, made any sale or offer for sale, or solicited any offer to buy, or otherwise negotiated in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Subordinated Notes in a manner that would require the registration under the Securities Act of the sale of the Subordinated Notes to the Purchasers.

4.4           Possession of Licenses and Permits. Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Agencies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. Company and its Subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Neither Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses.

4.5           Financial Condition.

4.5.1           Company Financial Statements. The financial statements included in Company’s SEC Reports, together with the related schedules and notes, present fairly the financial position of Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein.

4.5.2           Absence of Default. Since the date of the latest audited financial statements, no event has occurred which either of itself or with the lapse of time or the giving of notice or both, would give any creditor of Company the right to accelerate the maturity of any material Indebtedness of Company. Company is not in default under any other lease, agreement or instrument, or any law, rule, regulation, order, writ, injunction, decree, determination or award, non-compliance with which could reasonably be expected to result in a Material Adverse Effect on Company.

4.5.3           Solvency. After giving effect to the consummation of the transactions contemplated by the Transaction Documents, Company has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is solvent and able to pay its debts as they mature. No transfer of Property or assets is being made and no indebtedness is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Company or any Subsidiary.

4.5.4           Title to Property. Company and its Subsidiaries have good and marketable title to all real property owned by them and good title to all other properties and assets owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except those that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All of the leases and subleases material to the business of Company and its Subsidiaries, considered as one enterprise, are in full force and effect, and neither Company nor any such Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of Company or any of its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

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4.6           No Material Adverse Effect. Since the date of the latest audited financial statements included in Company’s SEC Reports, (i) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect on Company or any of its Subsidiaries; (ii) there have been no transactions entered into by Company or any of its Subsidiaries, other than transactions disclosed in Company’s filings with the Commission and transactions entered into in the ordinary course of business, which are material with respect to Company and its Subsidiaries considered as one enterprise, and (iii) there has been no dividend or distribution of any kind declared, paid or made by Company on any class or series of its capital stock other than the payment of regular quarterly dividends on its common stock in the amount of $0.05 per share.

4.7           Legal Matters.

4.7.1           Compliance with Law. Company and each of its Subsidiaries (i) have complied with and (ii) to Company’s knowledge, are not under investigation with respect to, and have not been threatened to be charged with any violation of any applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government, or any instrumentality or agency thereof, including each applicable Regulatory Agency, having jurisdiction over the conduct of its business or the ownership of its Properties or assets, except where any such failure to comply or violation would not reasonably be expected to have a Material Adverse Effect on Company or any of its Subsidiaries.

4.7.2           Banking Regulations. Company and each of its Subsidiaries are in material compliance with all applicable laws administered by, and regulations of, the Bank Regulatory Authorities. Company is duly registered as a bank holding company and qualified as a financial holding company under the Bank Holding Company Act of 1956, as amended. Other than Bank, Company does not own or control any depositary institution within the meaning of Section 3(c)(1) of the Federal Deposit Insurance Act, as amended. The deposit accounts of Bank are insured up to applicable limits by the FDIC, and no proceedings for the modification, termination or revocation of such insurance are pending or, to the knowledge of Company, threatened. Neither Company nor Bank or any of Company’s other Subsidiaries is a party to or subject to any order, decree, agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to or recipient of a commitment letter, supervisory letter or similar undertaking to or from, or is subject to any directive by, any Bank Regulatory Authority. There is no unresolved violation, criticism or exception by any Bank Regulatory Authority with respect to any examination of Company, Bank or any of Company’s other Subsidiaries, which might reasonably be expected to result in a Material Adverse Effect. Bank is “well capitalized” as that term is defined at 12 CFR 325, Subpart B. Bank has received a Community Reinvestment Act (“CRA”) rating of “satisfactory” and has not been informed by the Bank Regulatory Authorities, or otherwise has any reason to believe, that such rating may be changed to less than “satisfactory” for CRA purposes.

4.7.3           Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Agency now pending or, to the knowledge of Company, threatened, against or affecting Company or any of its Subsidiaries, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect their respective properties or assets or the consummation of the transactions contemplated in the Transaction Documents or the performance by Company of its obligations under the Transaction Documents; and the aggregate of all pending legal or governmental proceedings to which Company or any such Subsidiary is a party or of which any of their respective properties or assets is the subject, including ordinary routine litigation incidental to the business, could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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4.7.4           Environmental. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) neither Company nor any of its Subsidiaries is in violation of any Environmental Laws, (ii) Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of Company, threatened, administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against Company or any of its Subsidiaries, and (iv) to the knowledge of Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

4.7.5           No Broker Fees. Except for commissions paid to Placement Agents, neither Company nor any Subsidiary or Affiliate of Company is obligated to pay any broker, finder or other party any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

4.7.6           Investment Company Act. Company is not required, and upon the issuance and sale of the Subordinated Notes and the application of the net proceeds therefrom as herein contemplated will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

4.7.7           Not a U.S. Real Property Holding Corporation. Company is not, and has not been, a United States real property holding corporation within the meaning of Section 897 of the Code.

4.8           SEC Reports. Company is subject to, and is in compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Exchange Act. Company’s SEC Reports, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not and do not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

4.9           Accounting Controls and Disclosure Controls. Company and each of its Subsidiaries maintain effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 of the rules and regulations promulgated under the Exchange Act) and a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of Company’s most recent audited fiscal year, there has been (a) no material weakness in Company’s internal control over financial reporting (whether or not remediated) and (b) no change in Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Company’s internal control over financial reporting. Company and each of its Subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 of the rules and regulations promulgated under the Exchange Act) that are designed to ensure that information required to be disclosed by Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

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4.10         Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of Company or any of Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

4.11         Independent Accountants. The accountants who certified the financial statements and the related schedules and notes included in the Company’s SEC Reports are independent public accountants as required by the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board.

4.12         Foreign Assets Control Regulations, Etc.

4.12.1         Foreign Corrupt Practices Act. None of Company, any of its Subsidiaries or, to the knowledge of Company, any director, officer, agent, employee, Affiliate or other person acting on behalf of Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and Company and, to the knowledge of Company, its Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

4.12.2         Money Laundering Laws. The operations of Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of Company, threatened.

4.12.3         Office of Foreign Assets Control. None of Company, any of its Subsidiaries or, to the knowledge of Company, any director, officer, agent, employee, Affiliate or representative of Company or any of its Subsidiaries is an individual or entity currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is Company located, organized or resident in a country or territory that is the subject of Sanctions; and Company will not directly or indirectly use the proceeds of the sale of the Subordinated Notes, or lend, contribute or otherwise make available such proceeds to any Subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

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4.13         Representations and Warranties Generally. The representations and warranties of Company set forth in this Agreement that do not contain a “Material Adverse Effect” qualification or other express materiality or similar qualification are true and correct in all material respects (i) as of the Closing Date and (ii) as otherwise specifically provided herein. The representations and warranties of Company set forth in this Agreement that contain a “Material Adverse Effect” qualification or any other express materiality or similar qualification are true and correct (a) as of the Closing Date and (b) as otherwise specifically provided herein. None of the representations, warranties, covenants and agreements made in this Agreement or in any certificate or other document delivered to Purchasers by or on behalf of Company pursuant to or in connection with this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances when made and as of the Closing Date. Such representations and warranties shall be deemed to have been relied upon by each Purchaser notwithstanding a Purchaser’s review of any documents or materials delivered by Company to a Purchaser pursuant to the terms hereof and notwithstanding any investigation heretofore or hereafter made by Purchasers or on their behalf (and Company hereby acknowledges such reliance by each Purchaser), provided that each Purchaser represents that as of the date of this Agreement it has no actual knowledge that any of Company’s representations or warranties is or might be inaccurate; and the covenants and agreements of Company to the Purchasers that by their nature are to be performed in the future shall continue in full force and effect so long as they remain unperformed.

5.          GENERAL COVENANTS, CONDITIONS AND AGREEMENTS.

Company hereby further covenants and agrees with each Purchaser as follows:

5.1           Compliance with Transaction Documents. Company shall comply with, observe and timely perform each and every one of its covenants, agreements, undertakings and obligations under the Transaction Documents.

5.2           Affiliate Transactions. Company shall not itself, nor shall it cause, permit or allow any Subsidiary to enter into any transaction, including, the purchase, sale or exchange of Property or other assets or the rendering of any service, with any Affiliate of Company except in the ordinary course of business and pursuant to the reasonable conduct of Company’s or such Affiliate’s business and upon terms consistent with applicable laws and regulations and reasonably found by the appropriate board(s) of directors to be fair and reasonable and no less favorable to Company or such Affiliate than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate.

5.3           Compliance with Laws.

5.3.1           Generally. Company shall comply and cause each of its Subsidiaries to comply with all applicable laws, statutes, rules, regulations, orders and restrictions in respect of the conduct of its business and the ownership of its properties, including without limitation Hazardous Materials Laws, except, in each case, where such noncompliance would not reasonably be expected to have a Material Adverse Effect on Company.

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5.3.2           Regulated Activities. Company shall not itself, nor shall it cause, permit or allow any Subsidiary to (i) engage in any business or activity not permitted by all applicable laws and regulations, except where such business or activity would not reasonably be expected to have a Material Adverse Effect on Company, Bank and/or such Subsidiary or (ii) make any loan or advance secured by the capital stock of another bank or depository institution, or acquire the capital stock, assets or obligations of or any interest in another bank or depository institution, in each case other than in accordance with applicable laws and regulations and safe and sound banking practices.

5.3.3           Taxes. Company shall and shall cause any of its Subsidiaries to promptly pay and discharge all taxes, assessments and other governmental charges imposed upon Company or any Subsidiary or upon the income, profits, or Property or other assets of Company or any Subsidiary and all claims for labor, material or supplies which, if unpaid, might by law become a lien or charge upon the property of Company or any Subsidiary. Notwithstanding the foregoing, none of Company or any other Subsidiary shall be required to pay any such tax, assessment, charge or claim, so long as the validity thereof shall be contested in good faith by appropriate proceedings, and appropriate reserves therefor shall be maintained on the books of Company and such other Subsidiary.

5.3.4           Corporate Existence. Company shall do or cause to be done all things reasonably necessary to maintain, preserve and renew its corporate existence and that of its Subsidiaries and its and their rights and franchises, and comply in all material respects with all related laws applicable to Company or its Subsidiaries; provided, however, that Company may consummate a merger in which (i) Company is the surviving entity or (ii) if Company is not the surviving entity, the surviving entity assumes, by operation of law or otherwise, all of the obligations of Company under the Subordinated Notes. Company in its sole discretion, and without consent of Purchasers, may dissolve any of its subsidiaries that are not “significant subsidiaries” (as defined in Article 1, Rule 1-02 of Regulation S-X promulgated pursuant to the Securities Act) and are no longer conducting material business activities at the date of dissolution.

5.3.5           Use of Proceeds; Margin Regulations. Company will apply the proceeds of the sale of the Subordinated Notes as set forth in Section 2.8 of this Agreement. No part of the proceeds from the sale of the Subordinated Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the FRB (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve Company in a violation of Regulation X of the FRB (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of the FRB (12 CFR 220). Margin stock does not constitute more than twenty-five percent (25%) of the value of the consolidated assets of Company and its Subsidiaries and Company does not have any present intention that margin stock will constitute more than twenty-five percent (25%) of the value of such assets. As used in this Section 5.3.5, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.3.6           Dividends, Payments, and Guarantees During Event of Default. During the continuance of an Event of Default and except as required by any federal or state Governmental Agency, Company agrees not to (i) declare or pay any dividends on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock; (ii) make any payment of principal of, or interest or premium, if any, on, or repay, repurchase or redeem any of Company’s debt that ranks equal with or junior to the Subordinated Notes; or (iii) make any payments under any guarantee that ranks equal with or junior to the Subordinated Notes, other than (a) any dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, any class of Company’s common stock, (b) any declaration of a dividend in connection with the implementation of a shareholders’ rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) as a result of a reclassification of Company’s capital stock or the exchange or conversion of one class or series of Company’s capital stock for another class or series of Company’s capital stock, (d) the purchase of fractional interests in shares of Company’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (e) purchases of any class of Company’s common stock related to the issuance of common stock or rights under any benefit plans for Company’s directors, officers or employees or any of Company’s dividend reinvestment plans.

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5.3.7           Tier 2 Capital. If all or any portion of the Subordinated Notes ceases to be deemed to be Tier 2 Capital, other than due to the limitation imposed on the capital treatment of subordinated debt during the five (5) years immediately preceding the Stated Maturity of the Subordinated Notes as provided in 12 C.F.R. Part 217.20(d)(iv), Company will immediately notify the Purchasers, and thereafter Company and the Purchasers will work together in good faith to execute and deliver, subject to Section 8.3, all agreements as reasonably necessary in order to restructure the applicable portions of the obligations evidenced by the Subordinated Notes to qualify as Tier 2 Capital.

5.4           No Integration. Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Subordinated Notes in a manner that would require the registration under the Securities Act of the sale of the Subordinated Notes to the Purchasers.

5.5           Absence of Control. It is the intent of the parties to this Agreement that in no event shall Purchasers, by reason of any of the Transaction Documents, be deemed to control, directly or indirectly, Company, and Purchasers shall not exercise, or be deemed to exercise, directly or indirectly, a controlling influence over the management or policies of Company.

5.6           Secondary Market Transactions. To the extent and so long as not violative of Section 6.4 hereof, each Purchaser shall have the right at any time and from time to time to securitize its Subordinated Notes or any portion thereof in a single asset securitization or a pooled loan securitization of rated single or multi-class securities secured by or evidencing ownership interests in the Subordinated Notes (each such securitization is referred to herein as a “Secondary Market Transaction”). In connection with any such Secondary Market Transaction, Company shall, at Company’s expense, cooperate with Purchasers and otherwise reasonably assist Purchasers in satisfying the market standards to which Purchasers customarily adhere or which may be reasonably required in the marketplace or by applicable rating agencies in connection with any such Secondary Market Transaction, but in no event shall Company be required to incur any material costs or expenses in connection therewith. Subject to any written confidentiality obligation, including the terms of any nondisclosure agreement between Purchaser and Company, all information regarding Company may be furnished to any Person reasonably deemed necessary by Purchaser in connection with participation in such Secondary Market Transaction. All documents, financial statements, appraisals and other data relevant to Company or the Subordinated Notes may be retained by any such Person subject to the terms of any nondisclosure agreement between Purchaser and Company.

5.7           Bloomberg and DTC. Company shall use commercially reasonable efforts to cause the Subordinated Notes to be quoted on Bloomberg and to be registered in the name of The Depository Trust Company as contemplated by Section 8(a) of the Subordinated Note.

5.8           Rule 144A Information. While any Subordinated Notes remain “restricted securities” within the meaning of the Securities Act, Company shall use commercially reasonable efforts to (i) make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) under the Securities Act or any similar or analogous rule promulgated under the Securities Act and (ii) (a) file with the Commission, in a timely manner, all reports and other documents required of Company under the Exchange Act, and (b) if at any time Company is not required to file such reports, make available, upon the request of any Purchaser or subsequent holder of any Subordinated Notes, such information necessary to permit sales pursuant to Rule 144A under the Securities Act (including the information required by Rule 144A(d)(4) under the Securities Act).

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6.          REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASERS.

Each Purchaser hereby represents and warrants to Company, and covenants with Company, severally and not jointly, as follows:

6.1           Legal Power and Authority. It has all necessary power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. It is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

6.2           Authorization and Execution. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of such Purchaser, and this Agreement is a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

6.3           No Conflicts. Neither the execution, delivery or performance of the Transaction Documents nor the consummation of any of the transactions contemplated thereby will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under (i) its organizational documents, (ii) any agreement to which it is party, (iii) any law applicable to it, or (iv) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting it.

6.4           Purchase for Investment. It is purchasing the Subordinated Note for its own account and not with a view to distribution and with no present intention of reselling, distributing or otherwise disposing of the same. It has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for, or which is likely to compel, a disposition of the Subordinated Note in any manner.

6.5           Institutional Accredited Investor; Qualified Institutional Buyer. It is and will be on the Closing Date an institutional “accredited investor” as such term is defined in Rule 501(a) of Regulation D and as contemplated by subsections (1), (2), (3) and (7) of Rule 501(a) of Regulation D, and has no less than $5,000,000 in total assets. It is and will be on the Closing Date a “qualified institutional buyer” as such term is defined in Rule 144A under the Securities Act.

6.6           Financial and Business Sophistication. It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Subordinated Notes. It has relied solely upon its own knowledge of, and/or the advice of its own legal, financial or other advisors with regard to, the legal, financial, tax and other considerations involved in deciding to invest in the Subordinated Notes.

6.7           Private Placement; No Registration of Securities. It understands and acknowledges that the Subordinated Notes are being sold by Company without registration under the Securities Act in reliance on the exemption from federal and state registration set forth in, respectively, Rule 506(b) of Regulation D promulgated under Section 4(a)(2) of the Securities Act and Section 18 of the Securities Act, or any state securities laws, and accordingly, may be resold, pledged or otherwise transferred only if exemptions from the Securities Act and applicable state securities laws are available to it. It further understands and acknowledges that, Company will not be obligated in the future to register the Subordinated Notes under the Securities Act or the Exchange Act, or under any state securities laws. Neither Placement Agents nor Company have or has made or are or is making any representation, warranty or covenant, express or implied, as to the availability of any exemption from registration under the Securities Act or any applicable state securities laws for the resale, pledge or other transfer of the Subordinated Notes, or that the Subordinated Note(s) purchased by it will ever be able to be lawfully resold, pledged or otherwise transferred.

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6.8           Ability to Bear Economic Risk of Investment. It recognizes that an investment in the Subordinated Notes involves substantial risk. It has the ability to bear the economic risk of the prospective investment in the Subordinated Notes, including the ability to hold the Subordinated Notes indefinitely, and further including the ability to bear a complete loss of all of its investment in Company. It has adequate means of providing for its current needs and personal contingencies and has no need for liquidity in this investment.

6.9           Information. It acknowledges that: (i) it is not being provided with the disclosures that would be required if the offer and sale of the Subordinated Notes were registered under the Securities Act, nor is it being provided with any registration statement, offering circular, prospectus or prospectus supplement prepared in connection with the offer and sale of the Subordinated Notes or any other securities of Company or any of its Subsidiaries; (ii) it has conducted its own examination of Company and the terms of the Subordinated Notes to the extent it deems necessary to make its decision to invest in the Subordinated Notes; (iii) it has availed itself of publicly available financial and other information concerning Company to the extent it deems necessary to make its decision to purchase the Subordinated Notes (including meeting with representatives of Company); and (iv) it has not received nor relied on any form of general solicitation or general advertising (within the meaning of Regulation D) from Company in connection with the offer or sale of the Subordinated Notes. It has reviewed the information set forth in Company’s SEC Reports and the exhibits and schedules thereto.

6.10         Access to Information. It acknowledges that it and its advisors have been furnished with all materials relating to the business, finances and operations of Company that have been requested by it or its advisors and have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of Company concerning terms and conditions of the transactions contemplated by this Agreement in order to make an informed and voluntary decision to enter into this Agreement. It has reviewed the information set forth in Exhibit C hereto regarding “Risk Factors” pertaining to Company. It is not subscribing for Subordinated Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any website, newspaper, magazine or similar media or broadcast over television or radio, or any solicitation of a subscription by a person other than representatives of Company.

6.11         Investment Decision. It has made its own investment decision based upon its own judgment, due diligence and advice from such advisors as it has deemed necessary and not upon any view expressed by any other person or entity, including Placement Agents. Neither such inquiries nor any other due diligence investigations conducted by it or its advisors or representatives, if any, shall modify, amend or affect its right to rely on Company’s representations and warranties contained herein. It is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any Person by or on behalf of Company, including, without limitation, Placement Agents, except for the express statements, representations and warranties of Company made or contained in this Agreement. Furthermore, it acknowledges that (i) Placement Agents have not performed any due diligence review on behalf of it and (ii) nothing in this Agreement or any other materials presented by or on behalf of Company to it in connection with the purchase of the Subordinated Notes constitutes legal, tax or investment advice.

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6.12         Placement Agents. It will purchase the Subordinated Note(s) directly from Company and not from Placement Agents and understands that neither of Placement Agents nor any other broker or dealer has any obligation to make a market in the Subordinated Notes.

6.13         Tier 2 Capital. If all or any portion of the Subordinated Notes ceases to be deemed to be Tier 2 Capital, other than due to the limitation imposed on the capital treatment of subordinated debt during the five (5) years immediately preceding the Stated Maturity of the Subordinated Notes as provided in 12 C.F.R. Part 217.20(d)(iv), Company will immediately notify the Purchasers, and thereafter Company and the Purchasers will work together in good faith to execute and deliver all agreements as reasonably necessary in order to restructure the applicable portions of the obligations evidenced by the Subordinated Notes to qualify as Tier 2 Capital.

6.14         Accuracy of Representations. It understands that each of Placement Agents and Company will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements in connection with the transactions contemplated by this Agreement, and agrees that if any of the representations or acknowledgements made by it are no longer accurate as of the Closing Date, or if any of the agreements made by it are breached on or prior to the Closing Date, it shall promptly notify Placement Agents and Company.

6.15         Representations and Warranties Generally. The representations and warranties of Purchaser set forth in this Agreement are true and correct in all material respects (i) as of the Closing Date and (ii) as otherwise specifically provided herein. Any certificate signed by a duly authorized representative of Purchaser and delivered to Company or to counsel for Company shall be deemed to be a representation and warranty by Purchaser to Company as to the matters set forth therein.

7.          INDEMNIFICATION.

7.1           Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless Company, and the officers and directors thereof, and each other Person, if any, who “controls” any thereof within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation or regulatory action commenced or threatened or any claim whatsoever) arising out of or based upon any written false representation or warranty or breach or failure by such Purchaser to comply with any covenant or agreement made by Purchaser herein or in the Subordinated Notes.

7.2           Company agrees to indemnify and hold harmless each Purchaser and its respective advisors, directors, officers, shareholders, members, partners, employees, agents and Affiliates (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) and each other Person, if any, who “controls” any thereof and the directors, officers, shareholders, agents, members, partners, employees or Affiliates (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation or regulatory action commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by Company to comply with any covenant or agreement made by Company herein or in the Subordinated Notes.

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8.          MISCELLANEOUS.

8.1           Prohibition on Assignment by Company. Except as described in Section 4 (Merger and Sale of Assets) of the Subordinated Notes, Company may not assign, transfer or delegate any of its rights under this Agreement or the Subordinated Notes without the prior written consent of Purchasers. In addition, in accordance with the terms of the Subordinated Notes, any transfer of such Subordinated Notes must be made in accordance with the Assignment Form attached thereto and the requirements and restrictions thereof.

8.2           Time of the Essence. Time is of the essence of this Agreement.

8.3           Waiver or Amendment. No waiver or amendment of any term, provision, condition, covenant or agreement herein or in the Subordinated Notes shall be effective except with the consent of the holders of not less than fifty percent (50%) in aggregate principal amount (excluding any Subordinated Notes held by Company or any of its Affiliates) of the Subordinated Notes at the time outstanding; provided, however, that without the consent of each holder of an affected Subordinated Note, no such amendment or waiver may: (i) reduce the principal amount of the Subordinated Note; (ii) reduce the rate of or change the time for payment of interest on any Subordinated Note; (iii) extend the maturity of any Subordinated Note; (iv) change the currency in which payment of the obligations of Company under this Agreement and the Subordinated Notes are to be made; (v) lower the percentage of aggregate principal amount of outstanding Subordinated Notes required to approve any amendment of this Agreement or the Subordinated Notes; (vi) make any changes to Section 9 (Failure to Make a Payment) of the Subordinated Notes that adversely affects the rights of any holder of a Subordinated Note; or (vii) disproportionately and adversely affect any of the holders of the then outstanding Subordinated Notes. Notwithstanding the foregoing, Company may amend or supplement the Subordinated Notes without the consent of the holders of the Subordinated Notes to cure any ambiguity, defect or inconsistency or to provide for uncertificated Subordinated Notes in addition to or in place of certificated Subordinated Notes. No failure to exercise or delay in exercising, by a Purchaser or any holder of the Subordinated Notes, of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right or remedy provided by law. The rights and remedies provided in this Agreement are cumulative and not exclusive of any right or remedy provided by law or equity. No notice or demand on Company in any case shall, in itself, entitle Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Purchasers to any other or further action in any circumstances without notice or demand. No consent or waiver, express or implied, by Purchasers to or of any breach or default by Company in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Company hereunder. Failure on the part of Purchasers to complain of any acts or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Purchasers of their rights hereunder or impair any rights, powers or remedies on account of any breach or default by Company.

8.4           Registration, Exchange, and Substitution of Subordinated Notes.

8.4.1           Registration of Notes; Paying Agent Agreement. U.S. Bank National Association (“Registrar”) shall keep a Security Register on behalf of Company for the registration and registration of transfers of Subordinated Notes. The name and address of each holder of one or more Subordinated Notes, each transfer thereof and the name and address of each transferee of one or more Subordinated Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Subordinated Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and Company shall not be affected by any notice or knowledge to the contrary. Company shall give to any holder of a Subordinated Note promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Subordinated Notes. The parties agree and acknowledge that Company and Registrar have entered into that certain Paying Agent Agreement whereby Registrar will act as Paying Agent, Registrar and Transfer Agent for the Subordinated Notes. To the extent of any conflict between the terms of this Agreement and those of the Paying Agent Agreement, the terms of the Paying Agent Agreement shall control.

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8.4.2           Transfer and Exchange of Notes. Upon surrender of any Subordinated Note to (i) Company at the address and to the attention of the designated officer (all as specified in this Agreement) or (ii) Registrar at the address provided to holders, for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Subordinated Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Subordinated Note or part thereof), within ten (10) Business Days thereafter, Registrar shall execute and deliver one or more new Subordinated Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Subordinated Note. Each such new Subordinated Note shall be payable to such Person as such holder may request and shall be substantially in the form of the initial Subordinated Notes delivered hereunder. Each such new Subordinated Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Subordinated Note or dated the date of the surrendered Subordinated Note if no interest shall have been paid thereon. Registrar may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Subordinated Notes. Subordinated Notes shall be transferred only in authorized denominations and in a minimum amount of $1,000 and multiples of $1,000 in excess thereof. Any transferee, by its acceptance of a Subordinated Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.5 hereof.

8.4.3           Replacement of Notes. Upon receipt by (i) Company at the address and to the attention of the designated officer (all as specified in this Agreement) or (ii) Registrar at the address provided to holders, of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Subordinated Note (which evidence shall be, in the case of a holder of Subordinated Notes, notice from such holder of such ownership and such loss, theft, destruction or mutilation), and

(i)          in the case of loss, theft or destruction, of indemnity reasonably satisfactory to Registrar (provided that if the holder of such Subordinated Note is, or is a nominee for, an original Purchaser or another holder of a Subordinated Note with a minimum net worth of at least the principal amount of the replaced Subordinated Note or an “accredited investor” as defined in Section 6.5 hereof, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory); or

(ii)         in the case of mutilation, upon surrender and cancellation thereof,

Registrar shall, within ten (10) Business Days thereafter, execute and deliver, in lieu thereof, a new Subordinated Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Subordinated Note or dated the date of such lost, stolen, destroyed or mutilated Subordinated Note if no interest shall have been paid thereon.

8.5           Notes Held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Subordinated Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Subordinated Notes, or have directed the taking of any action provided herein or in the Subordinated Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Subordinated Notes then outstanding, Subordinated Notes directly or indirectly owned by Company or any of its Affiliates shall be deemed not to be outstanding.

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8.6           No Other Agreements. Except for the Transaction Documents, Company acknowledges that it has not entered into any other agreements with respect to the Subordinated Notes.

8.7           Severability. Any provision of this Agreement which is unenforceable or invalid or contrary to law, or the inclusion of which would adversely affect the validity, legality or enforcement of this Agreement, shall be of no effect and, in such case, all the remaining terms and provisions of this Agreement shall subsist and be fully effective according to the tenor of this Agreement the same as though any such invalid portion had never been included herein. Notwithstanding any of the foregoing to the contrary, if any provisions of this Agreement or the application thereof are held invalid or unenforceable only as to particular persons or situations, the remainder of this Agreement, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue to be valid and enforceable to the fullest extent permitted by law.

8.8           Revival of Liabilities. To the extent that a Purchaser receives any payment on account of Company’s Liabilities and any such payment(s) and/or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment(s) or proceeds received, Company’s Liabilities or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment(s) and/or proceeds had not been received by such Purchaser and applied on account of Company’s Liabilities; provided, however, if such Purchaser successfully contests any such invalidation, declaration, set aside, subordination or other order to pay any such payment and/or proceeds to any third party, the revived Company’s Liabilities shall be deemed satisfied.

8.9           Notices. Any notice which any party hereto may be required or may desire to give hereunder shall be deemed to have been given if in writing and if delivered personally, or if mailed, postage prepaid, by United States registered or certified mail, return receipt requested, or if delivered by a responsible overnight commercial courier promising next business day delivery, addressed:

if to Company:	The First Bancshares, Inc.
6480 US Highway 98 West
Suite A
Hattiesburg, MS 39402
Attention: M. Ray “Hoppy” Cole and Dee Dee Lowery

with a copy to:	Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attention: Mark Kanaly and Lesley Solomon

if to Purchasers:	To the addresses indicated on the signature pages

or to such other address or addresses as the party to be given notice may have furnished in writing to the party seeking or desiring to give notice, as a place for the giving of notice; provided that no change in address shall be effective until five (5) Business Days after being given to the other party in the manner provided for above. Any notice given in accordance with the foregoing shall be effective upon receipt if received during normal business hours or, if not received during normal business hours, on the next Business Day.

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8.10         Successors and Assigns. This Agreement shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns; except that (i) unless a Purchaser consents in writing, no assignment made by Company in violation of this Agreement shall be effective or confer any rights on any purported assignee of Company, and (ii) unless such assignment complies with the Assignment Form attached to the Subordinated Notes, no assignment made by Purchaser shall be effective or confer any rights on any purported assignee of Purchaser. The term “successors and assigns” will not include a purchaser of any of the Subordinated Notes from any Purchaser merely because of such purchase but shall include a purchaser of any of the Subordinated Notes pursuant to an assignment complying with the Assignment Form attached to the Subordinated Notes.

8.11         No Joint Venture. Nothing contained herein or in any document executed pursuant hereto and no action or inaction whatsoever on the part of a Purchaser shall be deemed to make a Purchaser a partner or joint venturer with Company.

8.12         Documentation. All documents and other matters required by any of the provisions of this Agreement to be submitted or furnished to a Purchaser shall be in form and substance reasonably satisfactory to such Purchaser.

8.13         Entire Agreement. This Agreement and the Subordinated Notes along with the Exhibits hereto and thereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto. No party, in entering into this Agreement, has relied upon any representation, warranty, covenant, condition or other term that is not set forth in this Agreement or in the Subordinated Notes.

8.14         Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its laws or principles of conflict of laws. Nothing herein shall be deemed to limit any rights, powers or privileges which a Purchaser may have pursuant to any law of the United States of America or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by a Purchaser which is lawful pursuant to, or which is permitted by, any of the foregoing.

8.15         No Third-Party Beneficiary. This Agreement is made for the sole benefit of Company and the Purchasers, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third-party beneficiary hereunder; provided, that Placement Agents may rely on the representations and warranties contained herein to the same extent as if they were parties to this Agreement.

8.16         Legal Tender of United States. All payments hereunder shall be made in coin or currency which at the time of payment is legal tender in the United States of America for public and private debts.

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8.17         Captions; Counterparts. Captions contained in this Agreement in no way define, limit or extend the scope or intent of their respective provisions. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

8.18         Knowledge; Discretion. All references herein to Purchaser’s or Company’s knowledge shall be deemed to mean the knowledge of such party based on the actual or constructive knowledge, after due inquiry, of such party’s Chief Executive Officer and Chief Financial Officer or such other persons holding equivalent offices, or individuals performing similar functions. Unless specified to the contrary herein, all references herein to an exercise of discretion or judgment by a Purchaser, to the making of a determination or designation by a Purchaser, to the application of a Purchaser’s discretion or opinion, to the granting or withholding of a Purchaser’s consent or approval, to the consideration of whether a matter or thing is satisfactory or acceptable to a Purchaser, or otherwise involving the decision making of a Purchaser, shall be deemed to mean that such Purchaser shall decide using the reasonable discretion or judgment of a prudent lender.

8.19         Waiver of Right to Jury Trial. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF COMPANY OR PURCHASERS. EACH OF THE PARTIES TO THIS AGREEMENT ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL. EACH OF THE PARTIES TO THIS AGREEMENT FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY SUCH PARTY AND ITS COUNSEL AND IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES TO ENTER INTO THIS AGREEMENT AND THE SUBORDINATED NOTES AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH TRANSACTION DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

8.20         Expenses. Except as otherwise provided in this Agreement, each of the parties will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated pursuant to this Agreement including any fees related to due diligence and attorneys’ fees.

8.21         Survival. Each of the representations and warranties set forth in this Agreement shall survive the consummation of the transactions contemplated hereby for a period of one year after the date hereof. Except as otherwise provided herein, all covenants and agreements contained herein shall survive until, by their respective terms, they are no longer operative.

[Signature Pages Follow]

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IN WITNESS WHEREOF, Company has caused this Subordinated Note Purchase Agreement to be executed by its duly authorized representative as of the date first above written.

COMPANY:

THE FIRST BANCSHARES, INC.

By:
Name: M. Ray (Hoppy) Cole, Jr.
Title: President and Chief Executive Officer

[Company Signature Page for 5.875% Subordinated Notes due 2028]

IN WITNESS WHEREOF, the Purchaser has caused this Subordinated Note Purchase Agreement to be executed by its duly authorized representative as of the date first above written.

PURCHASER:

[PURCHASER]

By:
Name:
Title:

Address:

Subordinated Note Amount:

Purchaser acknowledges and agrees that in lieu of delivering to the respective Purchaser one or more certificates representing the Subordinated Notes in definitive form, the Issuer may, in substitution therefor and in satisfaction of the Disbursement, deliver to the Registrar a global certificate representing the Subordinated Notes in the form attached as Exhibit D hereto (the “Global Note”) registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”), and provide the Purchaser with an electronic securities entitlement in the Global Note through the facilities of DTC in accordance with DTC’s applicable procedures in the principal amount equal to the Subordinated Note Amount.

[Purchaser Signature Page for 5.875% Subordinated Notes due 2028]

EXHIBIT A

FORM OF SUBORDINATED NOTE

(See Attached)

Ex. A-1

FORM OF SUBORDINATED NOTE

THE FIRST BANCSHARES, INC.

5.875% FIXED-TO-FLOATING RATE Subordinated Note due 2028

THE INDEBTEDNESS EVIDENCED BY THIS SUBORDINATED NOTE (THIS “NOTE”) IS NOT A DEPOSIT, SAVINGS ACCOUNT OR OTHER OBLIGATION OF ANY BANK OR SAVINGS ASSOCIATION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”) OR ANY OTHER GOVERNMENT AGENCY OR FUND. SECURITIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF VALUE.

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE CLAIMS OF CREDITORS OF THE FIRST BANCSHARES, INC. (THE “ISSUER”), INCLUDING OBLIGATIONS OF THE ISSUER TO ITS GENERAL AND SECURED CREDITORS, AND IS UNSECURED. IT IS INELIGIBLE AS COLLATERAL FOR ANY EXTENSION OF CREDIT BY THE ISSUER OR ANY OF ITS SUBSIDIARIES. IN THE EVENT OF LIQUIDATION OF THE ISSUER ALL CREDITORS OF THE ISSUER SHALL BE ENTITLED TO BE PAID IN FULL WITH SUCH INTEREST AS MAY BE PROVIDED BY LAW BEFORE ANY PAYMENT SHALL BE MADE ON ACCOUNT OF PRINCIPAL OF OR INTEREST ON THIS NOTE. AFTER PAYMENT IN FULL OF ALL SUMS OWING TO SUCH CREDITORS OF THE ISSUER, THE HOLDER OF THIS NOTE SHALL BE ENTITLED TO BE PAID FROM THE REMAINING ASSETS OF THE ISSUER THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE PLUS ACCRUED AND UNPAID INTEREST THEREON BEFORE ANY PAYMENT OR OTHER DISTRIBUTION, WHETHER IN CASH, PROPERTY OR OTHERWISE, SHALL BE MADE (I) WITH RESPECT TO ANY OBLIGATION THAT BY ITS TERMS EXPRESSLY IS JUNIOR TO THIS NOTE, (II) WITH RESPECT TO THE EXISTING JUNIOR SUBORDINATED DEBENTURES OF THE ISSUER (UNDERLYING THE OUTSTANDING TRUST PREFERRED SECURITIES), (III) WITH RESPECT TO ANY INDEBTEDNESS BETWEEN THE ISSUER AND ITS SUBSIDIARIES AND AFFILIATES, OR (IV) ON ACCOUNT OF ANY SHARES OF CAPITAL STOCK OF THE ISSUER. THIS Note is not guaranteed by the Issuer’s subsidiaries, including The First, A National Banking Association (the “Bank”), and, therefore, the Note is structurally subordinate to the existing and future indebtedness of such subsidiaries, including without limitation the Bank’s depositors, liabilities to general creditors and liabilities arising during the ordinary course of business or otherwise.

THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS NOTE IN A DENOMINATION OF LESS THAN $1,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS NOTE FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON THIS NOTE, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS NOTE.

THIS NOTE MAY BE SOLD ONLY IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

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CERTAIN ERISA CONSIDERATIONS:

THE HOLDER OF THIS NOTE, OR ANY INTEREST HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, OR (ii) THAT SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS NOTE, OR ANY INTEREST HEREIN, ARE NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE. THIS NOTE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PLAN OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS UNLESS THE PURCHASE OR TRANSFER WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA, SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

ANY FIDUCIARY OF ANY PLAN WHO IS CONSIDERING THE ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN SHOULD CONSULT WITH HIS OR HER LEGAL COUNSEL PRIOR TO ACQUIRING THIS NOTE OR ANY INTEREST HEREIN.

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No. [●]	CUSIP 318916 AA1
ISIN US318916AA15

THE FIRST BANCSHARES, INC.

5.875% FIXED-TO-FLOATING RATE Subordinated Note due 2028

1.          Subordinated Notes. This Subordinated Note (this “Note”) is one of a duly authorized issue of notes of The First Bancshares, Inc. (the “Issuer”) designated as the “6.40% Fixed-to-Floating Rate Subordinated Notes due 2033” (the “Subordinated Notes”), initially limited in aggregate principal amount to $24,000,000.

2.          Payment.

(a)          The Issuer, for value received, hereby promises to pay to the order of [●], or its registered assigns (the “Holder” and, collectively with all other holders of the Subordinated Notes, the “Holders”), the principal sum of [●] Dollars (U.S.) ($[●]) plus accrued but unpaid interest on May 1, 2028 (the “Stated Maturity”) and to pay interest on such principal amount (i) from and including the original issue date of the Subordinated Notes (April 30, 2018) to but excluding May 1, 2023, at the rate of 5.875% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months and payable semi-annually in arrears on May 1 and November 1 of each year (each, a “Fixed Interest Payment Date”) beginning on November 1, 2018, and (ii) from and including May 1, 2023 to but excluding the Stated Maturity, at the rate per annum, reset quarterly, equal to LIBOR determined on the determination date of the applicable interest period plus 294 basis points, computed on the basis of a 360-day year and the actual number of days elapsed and payable quarterly in arrears on February 1, May 1, August 1 and November 1 of each year (each, a “Floating Interest Payment Date”).

(b)          An “Interest Payment Date” is either a Fixed Interest Payment Date or a Floating Interest Payment Date, as applicable.

(c)          “LIBOR” means the 3-month USD LIBOR, which will be the offered rate for 3-month deposits in U.S. dollars, as that rate appears on the Reuters Screen LIBOR01 Page (or any successor page thereto) as of 11:00 a.m., London time, as observed two London banking days prior to the first day of the applicable floating rate interest period (the “Interest Determination Date”). A “London banking day” is a day on which commercial banks and foreign currency markets settle payments and are open for general business in London.

(i)          If 3-month USD LIBOR is not so displayed as of such time on any Interest Determination Date, then the Issuer will request the principal London offices of at least two banks to provide a quotation of their rates for deposits in U.S. dollars for a period comparable to the applicable floating rate interest period and the 3-month USD LIBOR for such floating rate interest period shall be the arithmetic mean of such quotations.

(ii)         If fewer than two such quotations contemplated by Section 2(c)(i) above are provided or are available, the Issuer will select three major banks in New York City and will request each of them to provide a quotation of the rate offered by it at approximately 11:00 a.m., New York City time, on the Interest Determination Date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of such quotations.

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(iii)        If (A) fewer than the two quotations contemplated by Section 2(c)(i) above, and (B) fewer than the three quotations contemplated by Section 2(c)(ii) above are provided or are available, the Issuer, after consulting such sources as it reasonably deems in good-faith to be comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate LIBOR or any of the foregoing lending rates, shall determine LIBOR for the applicable interest period in its sole discretion.

(iv)         Notwithstanding the foregoing clauses (i), (ii) and (iii) of this Section 2(c):

(1)         If the Issuer reasonably determines in good faith on the relevant Interest Determination Date that the LIBOR base rate has been discontinued, then the Issuer will use a substitute or successor base rate that it has determined in its sole reasonable discretion is most comparable to the LIBOR base rate, provided that if the Issuer reasonably determines in good faith that there is an industry-accepted substitute or successor base rate, then the Issuer shall use such substitute or successor base rate (such rate, together with any rate determined by the Issuer pursuant to Section 2(c)(i), (ii) or (iii), the “Alternative Rate”);

(2)         If the Issuer has determined to utilize a substitute or successor base rate in accordance with the foregoing, the Issuer in its sole reasonable discretion may determine what business day convention to use, the definition of business day, the Interest Determination Date to be used and any other relevant methodology for calculating such substitute or successor base rate, including any adjustment factor needed to make such substitute or successor base rate comparable to the LIBOR base rate, in a manner that is consistent with industry-accepted practices for such substitute or successor base rate;

(i)          The Issuer shall provide each Holder with notice of its determination of an Alternative Rate promptly after such determination. If, within five Business Days after providing such notice, the Issuer is notified by the Holders of at least a majority in principal amount of the outstanding Subordinated Notes that such Holders reasonably believe that the determination of such Alternative Rate is not consistent with this Section 2, then the Holders of at least a majority in principal amount of the outstanding Subordinated Notes, each using their commercially reasonable judgment, shall determine the Alternative Rate. In the event the Holders of a majority of the Subordinated Notes cannot reach agreement on such Alternative Rate within fifteen Business Days of the Issuer’s notification of its proposed Alternative Rate under this Section, the Alternative Rate shall be the rate identified by the holder of the largest principal amount of Subordinated Notes, selected based on such holder’s commercially reasonable judgment.

(d)          Any payment of principal of or interest on this Note that would otherwise become due and payable on a day which is not a Business Day shall become due and payable on the next succeeding Business Day, with the same force and effect as if made on the date for payment of such principal or interest, and no interest shall accrue in respect of such payment for the period after such day. The term “Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the City of New York, New York or the State of Mississippi are permitted or required by any applicable law or executive order to close.

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3.          Subordination. The indebtedness of the Issuer evidenced by the Subordinated Notes, including the principal and interest on this Note, shall be subordinate and junior in right of payment to the prior payment in full of all existing claims of creditors of the Issuer, whether now outstanding or subsequently created, assumed or incurred (collectively, “Senior Indebtedness”), which shall consist of: (a) the principal of, and premium, if any, and interest in respect of indebtedness of the Issuer for purchased or borrowed money, whether or not evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Issuer; (b) all capital lease obligations of the Issuer; (c) all obligations of the Issuer issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Issuer and all obligations of the Issuer under any conditional sale or title retention agreement, but excluding trade accounts payable in the ordinary course of business; (d) all obligations of the Issuer arising from off-balance sheet guarantees and direct credit substitutes, including obligations in respect of any letters of credit, bankers’ acceptances, security purchase facilities and similar credit transactions; (e) all obligations of the Issuer associated with derivative products, including obligations in respect of interest rate swap, cap or other agreements, interest rate future or options contracts, currency swap agreements, currency future or option contracts and other similar agreements; (f) all obligations of the type referred to in clauses (a) through (e) of other persons for the payment of which the Issuer is responsible or liable as obligor, guarantor or otherwise; (g) all obligations of the type referred to in clauses (a) through (f) of other persons secured by any lien on any property or asset of the Issuer, whether or not such obligation is assumed by the Issuer; and (h) any deferrals, renewals or extensions of any of the obligations of the type referred to in clauses (a) through (g); except “Senior Indebtedness” does not include (i) the Subordinated Notes, (ii) any obligation that by its terms expressly is junior to, or ranks equally in right of payment with, the Subordinated Notes, including, for the avoidance of doubt, the 6.40% Fixed-to-Floating Rate Subordinated Notes due 2033, (iii) any indebtedness between the Issuer and any of its subsidiaries or Affiliates (as the term “Affiliate(s)” is defined in the Purchase Agreement), (iv) trade accounts payable arising in the ordinary course of business, or (v) the Junior Subordinated Indebtedness (as defined below). This Note is not secured by any assets of the Issuer and is not covered by a guarantee of the Issuer or of an Affiliate of the Issuer. This Note is also not guaranteed by the Issuer’s subsidiaries, including the Bank, and, therefore, this Note is structurally subordinate to the existing and future indebtedness of such subsidiaries, including without limitation the Bank’s depositors, liabilities to general creditors and liabilities arising during the ordinary course of business or otherwise.

In the event of liquidation of the Issuer, holders of Senior Indebtedness of the Issuer shall be entitled to be paid in full with such interest as may be provided by law before any payment shall be made on account of principal of or interest on the Subordinated Notes, including this Note. Additionally, in the event of any insolvency, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Issuer, whether voluntary or involuntary, holders of Senior Indebtedness shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on the Subordinated Notes, including this Note. In the event of any such proceeding, after payment in full of all sums owing with respect to the Senior Indebtedness, the Holders, together with the holders of any obligations of the Issuer ranking on a parity with the Subordinated Notes, shall be entitled to be paid from the remaining assets of the Issuer the unpaid principal thereof, and the unpaid interest thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any present or future obligations of the Issuer ranking junior to the Subordinated Notes, including the junior subordinated debentures of the Issuer underlying the trust preferred securities (collectively, “Junior Subordinated Indebtedness”).

If there shall have occurred and be continuing (A) a default in any payment with respect to any Senior Indebtedness or (B) an event of default with respect to any Senior Indebtedness as a result of which the maturity thereof is accelerated, unless and until such payment default or event of default shall have been cured or waived or shall have ceased to exist, no payments shall be made by the Issuer with respect to the Subordinated Notes. The provisions of this paragraph shall not apply to any payment with respect to which the immediately preceding paragraph of this Section 3 would permit to occur.

Nothing herein shall impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with its terms. Nothing herein shall act to prohibit, limit or impede the Issuer from issuing additional debt of the Issuer having the same rank as the Subordinated Notes or which may be junior or senior in rank to the Subordinated Notes.

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4.          Covenants

(a)          Merger and Sale of Assets. The Issuer shall not consolidate with or merge with or into any other entity, except for mergers and consolidations in which the Issuer continues as the surviving entity, or sell, lease or otherwise transfer all or substantially all of its properties and assets or convey, transfer or lease substantially all of its properties and assets to any entity, unless:

(i)          the continuing entity into which the Issuer is merged or the person which acquires by conveyance or transfer or which leases substantially all of the properties and assets of the Issuer shall be a corporation, partnership, trust, limited liability company, association or other legal entity organized and existing under the laws of the United States, any State thereof or the District of Columbia and shall expressly assume all of the Issuer’s obligations in connection with the Subordinated Notes and this Note; and

(ii)         no Default or Event of Default exists or will exist immediately after giving effect to such transaction.

For purposes of this Section 4(a), the transfer (by lease, assignment, sale or otherwise), directly or indirectly, of the properties and assets, substantially as an entirety, of the Bank, the Issuer’s interest in which constitutes the Issuer’s properties and assets substantially as an entirety, shall be deemed to be the transfer of the Issuer’s properties and assets substantially as an entirety.

(b)          Compliance with Laws. The Issuer shall comply with the requirements of all laws, regulations, orders and decrees applicable to it or its properties, except for such noncompliance that would not reasonably be expected to have a Material Adverse Effect (as such term is defined in the Purchase Agreement) on the Issuer and its subsidiaries taken as a whole.

(c)          Taxes and Assessments. The Issuer shall punctually pay and discharge all material taxes, assessments, and other governmental charges or levies imposed upon it or upon its income or upon any of its properties; provided, that no such taxes, assessments or other governmental charges need be paid if they are being contested in good faith by the Issuer

(d)          Negative Covenants.

(i)          The Issuer shall not take any action, omit to take any action or enter into any other transaction that would have the effect of (i) the Issuer ceasing to be a bank holding company or financial holding company under the Bank Holding Company Act of 1956, as amended, (ii) the liquidation or dissolution of the Issuer or the Bank, (iii) the Bank ceasing to be an “insured depository institution” under Section 3(c)(2) of the Federal Deposit Insurance Act, as amended, or (iv) the Issuer owning less than one hundred percent (100%) of the capital stock of the Bank. Notwithstanding the foregoing, sales, assignments, pledges, transfers, issuances or other dispositions of shares of voting stock or securities convertible into or options, warrants or rights to subscribe for or purchase shares of voting stock of the Bank or any other subsidiary of the Issuer which owns shares of voting stock or any securities convertible into or options, warrants or rights to subscribe for or purchase shares of voting stock of the Bank, may be made where: (1) the sales, assignments, pledges, transfers, issuances or other dispositions are made, in the minimum amount required by law, to any person for the purpose of the qualification of such person to serve as a director; or (2) the sales, assignments, pledges, transfers, issuances or other dispositions are made in compliance with an order of a court or regulatory authority of competent jurisdiction; or (3) the sales, assignments, pledges, transfers, issuances or other dispositions are made in connection with a merger or consolidation of the Bank with or into a wholly-owned subsidiary of the Bank or the Issuer if, after such merger or consolidation with such entity, the Issuer owns, directly or indirectly, not less than the percentage of voting stock of the surviving entity of such transaction as it owned of the Bank prior to such transaction; or (4) the sales, assignments, pledges, transfers, issuances or other dispositions are for fair market value (as determined by the board of directors of the Issuer) and, after giving effect to such disposition or issuance and any potential dilution, the Issuer and its wholly-owned subsidiaries will own directly or indirectly not less than 80% of the voting stock of the Bank; or (5) the Bank sells additional shares of voting stock to its stockholders at any price, if, after such sale, the Issuer owns, directly or indirectly, not less than the percentage of voting stock of the Bank it owned prior to such sale; or (6) a pledge is made or a lien is created to secure loans or other extensions of credit by Bank subject to Section 23A of the Federal Reserve Act; or (7) the sales, assignments, pledges, transfers, issuances, mortgages, encumbrances, liens, charges of any kind or other dispositions are made in connection with the renewal, refinancing or incurrence of any Indebtedness ranking senior to the Subordinated Notes.

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5.          Events of Default and Defaults.

(a)          Each of the following events shall constitute an “Event of Default”:

(i)          the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the Issuer or the Bank under Title 11 of the United States Code, as now constituted or as hereafter amended, or any other applicable federal or state bankruptcy, insolvency or reorganization law, or appointing a receiver, trustee or other similar official (except for the appointment of a conservator) of the Issuer or the Bank of substantially all of its property, or ordering the dissolution, winding-up or liquidation of its affairs under any such law and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(ii)         the filing by the Issuer or the Bank of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or as hereinafter amended, or any other applicable federal or state bankruptcy, insolvency or reorganization law or other similar law, or the consent by it to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking possession of a receiver, trustee, custodian or other similar official (except for the appointment of a conservator) of the Issuer or the Bank of substantially all of its property under any such law.

(b)          Each of the following shall constitute a “Default”:

(i)          default in the payment of any interest on any Subordinated Notes as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days;

(ii)         default in the payment of the principal of any Subordinated Notes as and when the same shall become due and payable, whether at the Stated Maturity or otherwise;

(iii)        the Issuer (i) becoming insolvent or is unable to pay its debts as they mature, (ii) making an assignment for the benefit of creditors, (iii) admitting in writing its inability to pay its debts as they mature, (iv) ceasing to be a bank holding company or financial holding company under the Bank Holding Company Act of 1956, as amended, or (v) owning less than 100% of the capital stock of the Bank; or

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(iv)         default in the performance or breach of any covenant or warranty of the Issuer in respect of the Subordinated Notes (other than a covenant or warranty, a default in the performance of which or the breach of which is elsewhere in this Note specifically dealt with) and continuance of such default or breach (without such default or breach having been waived in accordance with the provisions of this Note) for a period of ninety (90) days after there has been given to the Issuer by the holder(s) of at least 25% in principal amount of the Subordinated Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder.

(c)          Upon the occurrence of an Event of Default or a Default, the Issuer shall promptly notify all Holders, at their addresses shown on the Security Register (as defined in Section 13 below), of such Event of Default or Default.

6.          Acceleration.

(a)          Unless the principal amount of this Note already shall have become due and payable, if an Event of Default occurs and is continuing, then the holder(s) of not less than 25% in aggregate principal amount of the Subordinated Notes may declare the principal of all the Subordinated Notes to be due and payable immediately, by a notice in writing to the Issuer, and upon any such declaration such principal shall become immediately due and payable. The Issuer, within ninety (90) days after the receipt of written notice from any holder(s) of not less than 25% in aggregate principal amount of the Subordinated Notes of the occurrence of an Event of Default, shall mail to all Holders, at their addresses shown on the Security Register (as defined in Section 13 below), such written notice of Event of Default, unless such Event of Default shall have been cured or waived before the giving of such notice as certified by the Issuer in writing.

(b)          Any time after a declaration of acceleration with respect to the Subordinated Notes has been made, the holder(s) of a majority in aggregate principal amount of the Subordinated Notes (voting as one class), by written notice to the Issuer, may rescind and annul such declaration and its consequences if:

(i)          the Issuer has paid (A) all overdue interest on all Subordinated Notes that has become due other than by such declaration of acceleration, and (B) the principal of all Subordinated Notes that has become due other than by such declaration of acceleration and any interest thereon; and

(ii)         all Events of Default or Defaults with respect to the Subordinated Notes, other than the nonpayment of the principal of the Subordinated Notes that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7 below.

7.          Waiver of Past Defaults.

(a)          The holder(s) of a majority in aggregate principal amount of the Subordinated Notes may on behalf of all Holders waive any past default hereunder, except a default in the payment of the principal of or interest on any Subordinated Notes.

(b)          Upon any such waiver, such default shall cease to exist, and any Event of Default or Default arising from such default shall be deemed to have been cured for every purpose in respect of the Subordinated Notes; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

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8.          Global Notes..

(a)          Provided that applicable depositary eligibility requirements are met and any requisite approval of any Governmental Agency has been obtained, upon the written election of the holders of a majority in principal amount of outstanding Subordinated Notes, the Issuer shall use its commercially reasonable efforts to provide that the Subordinated Notes owned by holders that are “Qualified Institutional Buyers” as defined in Rule 144A under the Securities Act shall be issued in the form of one or more global subordinated notes (each, a “Global Note”) registered in the name of The Depository Trust Company or another organization registered as a clearing agency under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and designated as Depositary by the Issuer or any successor thereto (the “Depositary”) or a nominee thereof, and shall be delivered to such Depositary or a nominee thereof or custodian therefor.

(b)          Notwithstanding any other provision herein, no Global Note may be exchanged in whole or in part for Subordinated Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof unless (i) such Depositary advises the Issuer in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Note, and no qualified successor is appointed by the Issuer within ninety (90) days of receipt by the Issuer of such notice, (ii) such Depositary ceases to be a clearing agency registered under the Exchange Act and no successor is appointed by the Issuer within ninety (90) days after obtaining knowledge of such event, (iii) the Issuer elects to terminate the book-entry system through the Depositary, or (iv) an Event of Default shall have occurred and be continuing. Upon the occurrence of any event specified in clause (i), (ii), (iii) or (iv) above, the Issuer or its agent shall notify the Depositary and instruct the Depositary to notify all owners of beneficial interests in such Global Note of the occurrence of such event and of the availability of Subordinated Notes to such owners of beneficial interests requesting the same.

(c)          If any Global Note is to be exchanged for other Subordinated Notes or canceled in part, or if another Subordinated Note is to be exchanged in whole or in part for a beneficial interest in any Global Note, then either (i) such Global Note shall be so surrendered for exchange or cancellation as provided in this Section 8 or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Subordinated Note to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Issuer or the Registrar (as defined in Section 13 below), whereupon the Issuer or the Registrar, in accordance with the applicable rules and procedures of the Depositary (“Applicable Depositary Procedures”), shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Note by the Depositary, accompanied by registration instructions, the Issuer shall execute and deliver any Subordinated Notes issuable in exchange for such Global Note (or any portion thereof) in accordance with the instructions of the Depositary.

(d)          Every Subordinated Note executed and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof shall be executed and delivered in the form of, and shall be, a Global Note, unless such Subordinated Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof.

(e)          The Depositary or its nominee, as the registered owner of a Global Note, shall be the holder of such Global Note for all purposes under this Note, and owners of beneficial interests in a Global Note shall hold such interests pursuant to Applicable Depositary Procedures. Accordingly, any such owner’s beneficial interest in a Global Note shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Depositary participants. The Registrar shall be entitled to deal with the Depositary for all purposes relating to a Global Note (including the payment of principal and interest thereon and the giving of instructions or directions by owners of beneficial interests therein and the giving of notices) as the sole holder of the Subordinated Note and shall have no obligations to the owners of beneficial interests therein. The Registrar shall have no liability in respect of any transfers effected by the Depositary.

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(f)          The rights of owners of beneficial interests in a Global Note shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its participants.

(g)          No holder of any beneficial interest in any Global Note held on its behalf by a Depositary shall have any rights with respect to such Global Note, and such Depositary may be treated by the Issuer and any agent of the Issuer as the owner of such Global Note for all purposes whatsoever. Neither the Issuer nor any agent of the Issuer will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Issuer or any agent of the Issuer from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as holder of any Subordinated Note.

9.          Failure to Make a Payment; Remedies. In the event of failure by the Issuer to make any required payment of principal or interest on this Note (and, in the case of payment of interest, such failure to pay shall have continued for thirty (30) days), the Issuer will, upon demand of the Holder, pay to the Holder the amount then due and payable on this Note for principal and interest (without acceleration of this Note in any manner), with interest on the overdue principal and interest at the rate borne by this Note, to the extent permitted by applicable law. If the Issuer fails to pay such amount upon such demand, the Holder may, among other things, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer.

Upon a failure by the Issuer to make any required payment of principal or interest on the Note, the Issuer shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Issuer’s capital stock, or make any guarantee payments with respect to the foregoing, (b) make any payment of principal or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Issuer that rank equal with or junior to the Subordinated Notes, or (c) make any payments under any guarantee that ranks equal with or junior to the Subordinated Notes, other than (i) any dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, any class of the Issuer’s common stock; (ii) any declaration of a dividend in connection with the implementation of a shareholders’ rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (iii) as a result of a reclassification of the Issuer’s capital stock or the exchange or conversion of any class or series of the Issuer’s capital stock for another class or series of the Issuer’s capital stock or of any class or series of the Issuer’s indebtedness for any class or series of the Issuer’s capital stock; (iv) the purchase of fractional interests in shares of the Issuer’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; or (v) purchases of any class of the Issuer’s common stock related to the issuance of common stock or rights under any benefit plans for the Issuer’s directors, officers or employees or any of the Issuer’s dividend reinvestment plans.

10.         Redemption.

(a)          Redemption Prior to Fifth Anniversary. This Note shall not be redeemable by the Issuer prior to May 1, 2023, except upon the occurrence of a Capital Event, a Tax Event or an Investment Company Event (each as defined below), following which the Issuer may redeem this Note in whole at any time, or in part from time to time, upon giving not less than thirty (30) nor more than sixty (60) days’ prior written notice to the Holder of this Note at a price equal to 100% of the principal amount of the Subordinated Notes plus accrued but unpaid interest thereon to but excluding the redemption date.

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“Capital Event” means the receipt by the Issuer of an opinion of independent bank regulatory counsel to the effect that, as a result of (i) any amendment to, or change (including any announced prospective change) in, the laws, rules or regulations of the United States (including, for the avoidance of doubt, any agency or instrumentality of the United States, including the Board of Governors of the Federal Reserve System (the “FRB”) and other appropriate federal bank regulatory agencies) or any political subdivision of or in the United States that is enacted or becomes effective after the date of issuance of this Note, (ii) any proposed change in those laws, rules or regulations that is announced or becomes effective after the initial issuance of the Subordinated Notes, or (iii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying such laws, rules or regulations that is announced or becomes effective after the date of issuance of this Note, the Subordinated Notes then outstanding do not constitute, or within ninety (90) days of the date of such opinion will not constitute, “Tier 2 Capital” (or its equivalent) for purposes of the capital adequacy rules of the FRB (or, as and if applicable, the capital adequacy rules or regulations of any successor appropriate federal banking agency) as then in effect and applicable. “Appropriate federal banking agency” means the “appropriate Federal banking agency” with respect to the Issuer as that term is defined in Section 3(q) of the Federal Deposit Insurance Act or any successor provision.

“Tax Event” means the receipt by the Issuer of an opinion of counsel to the Issuer experienced in such matters to the effect that as a result of any amendment to, or change (including any final and adopted (or enacted) prospective change) in, the laws, rules or regulations of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws, rules or regulations, there exists a material risk that interest payable by the Issuer on the Subordinated Notes is not, or within ninety (90) days after the receipt of such opinion will not be, deductible by the Issuer, in whole or in part, for United States federal income tax purposes.

“Investment Company Event” means the receipt by the Issuer of an opinion of counsel to the Issuer experienced in such matters to the effect that there is a material risk that the Issuer is, or within 120 days of the date of such opinion will be, considered an “investment company” that is required to register under the Investment Company Act of 1940, as amended.

(b)          Redemption on or After Fifth Anniversary. On or after May 1, 2023, this Note shall be redeemable by the Issuer, in whole at any time, or in part from time to time, upon giving not less than thirty (30) nor more than sixty (60) days’ prior written notice to the Holder of this Note. Any such redemption shall occur on an Interest Payment Date at an amount equal to 100% of the principal amount of the Subordinated Notes to be redeemed plus accrued but unpaid interest thereon to but excluding the redemption date.

(c)          Partial Redemption. If less than the then-outstanding principal amount of this Note is redeemed, (i) a new Subordinated Note shall be issued representing the unredeemed portion without charge to the Holder and (ii) such partial redemption shall be effected on a pro rata basis as to the Holders.

(d)          No Repayment at Option of Holder. This Note shall not be subject to repayment at the option of the Holder, in whole or in part, prior to the Stated Maturity.

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(e)          Regulatory Approvals. Any such redemption or repayment prior to the Stated Maturity shall be subject to receipt of any and all federal and state regulatory approvals, including, but not limited to, the prior approval of the FRB, to the extent then required under applicable laws or regulations, including capital regulations.

(f)          Notices of Redemption. Notices of redemption will be mailed by first class mail, postage prepaid, or emailed (with delivery receipt requested) at least thirty (30) but not more than sixty (60) days before the redemption date, which notice may be conditional, to each of the Holders at his or its registered mailing addresses or email addresses. The principal amount of this Note to be paid shall mature and become due and payable (unless any condition specified in the applicable notice of redemption has not occurred) on the date fixed for such payment, together with accrued but unpaid interest on such principal amount accrued to such date.

(g)          Effectiveness of Redemption. If notice of redemption has been duly given, and notwithstanding that this Note has been called for redemption but has not yet been surrendered for cancellation, on and after the date fixed for redemption, interest shall cease to accrue on this Note, this Note shall no longer be deemed outstanding and all rights with respect to this Note shall forthwith on such date fixed for redemption cease and terminate unless the Issuer shall default in the payment of the redemption price, except only the right of the Holder to receive the amount payable on such redemption, without interest.

(h)          Purchase and Resale of the Subordinated Notes. Subject to any required federal and state regulatory approvals and the provisions of this Note, the Issuer shall have the right to purchase any of the Subordinated Notes at any time in the open market, private transactions or otherwise. If the Issuer purchases any Subordinated Notes, it may, in its discretion, hold, resell or cancel any of the purchased Subordinated Notes.

11.         Payment Procedures. Unless and until the Subordinated Notes shall be evidenced by a global note held by The Depository Trust Company, payment of the principal and interest payable on the Stated Maturity will be made by check, or by wire transfer in immediately available funds to a bank account in the United States designated by the registered Holder of this Note if such Holder shall have previously provided wire instructions to the Issuer, upon presentation and surrender of this Note at the Payment Office (as defined in Section 16 below) or at such other place or places as the Issuer shall designate by notice to the registered Holder as the Payment Office, provided that this Note is presented to the Issuer in time for the Issuer to make such payments in such funds in accordance with its normal procedures. Payments of interest (other than interest payable on the Stated Maturity) shall be made by wire transfer in immediately available funds or check mailed to the registered Holder, as such person’s address appears on the Security Register. Interest payable on any Interest Payment Date shall be payable to the Holder in whose name this Note is registered at the close of business on the fifteenth (15th) calendar day prior to the applicable Interest Payment Date (such date being referred to herein as the “Regular Record Date”), without regard to whether the Regular Record Date is a Business Day, for such Interest Payment Date, except that interest not paid on the Interest Payment Date, if any, will be paid to the Holder in whose name this Note is registered at the close of business on a special record date fixed by the Issuer (a “Special Record Date”), notice of which shall be given to the Holder not less than ten (10) days prior to such Special Record Date. (The Regular Record Date and Special Record Date are referred to herein collectively as the “Record Dates”). To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Note, on any amount of principal or interest on this Note not paid when due. All payments on this Note shall be applied first against interest due hereunder and then against principal due hereunder. The Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to the other Subordinated Notes. In the event the Holder receives payments in excess of its pro rata share of the Issuer’s payments to all of the Holders, then the Holder shall hold in trust all such excess payments for the benefit of the holders of the other Subordinated Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

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12.         Form of Payment; Maintenance of Payment Office. Payments of principal and interest on this Note shall be made in such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts. Until the date on which all of the Subordinated Notes shall have been surrendered or delivered to the Issuer for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal and interest on all Subordinated Notes shall have been made available for payment and either paid or returned to the Issuer as provided herein and in the Purchase Agreement, the Issuer shall at all times maintain an office or agency in Hattiesburg, Mississippi where Subordinated Notes may be presented or surrendered for payment.

13.         Registration of Transfer, Security Register. Except as otherwise provided herein, this Note is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Subordinated Notes of other authorized denominations, by the Holder in person, or by his attorney duly authorized in writing, at the Payment Office. U.S. Bank National Association (the “Registrar”) has entered into that certain Paying Agent, Registrar and Transfer Agent Agreement with the Issuer as of April 30, 2018 (the “Paying Agent Agreement”). Registrar shall maintain a register providing for the registration of the Subordinated Notes and any exchange or transfer thereof (the “Security Register”). Upon surrender or presentation of this Note for exchange or registration of transfer, Registrar shall execute and deliver in exchange therefor a Subordinated Note or Subordinated Notes of like aggregate principal amount, each in a minimum denomination of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 (and, in the absence of an opinion of counsel satisfactory to Registrar to the contrary, bearing the restrictive legend(s) set forth hereinabove) and that is or are registered in such name or names requested by the Holder. Any Subordinated Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed and accompanied by a written instrument of transfer in such form as is attached hereto and incorporated herein, duly executed by the Holder or his attorney duly authorized in writing, with such tax identification number or other information for each person in whose name a Subordinated Note is to be issued, and accompanied by evidence of compliance with any restrictive legend(s) appearing on such Subordinated Note or Subordinated Notes as the Issuer may reasonably request to comply with applicable law. No exchange or registration of transfer of this Note shall be made on or after the fifteenth (15th) day immediately preceding the Stated Maturity. This Note is subject to the restrictions on transfer of the Purchase Agreement between the Issuer and the Purchasers identified therein, who were the original holders of the Subordinated Notes, a copy of which is on file with the Issuer.

14.         Charges and Transfer Taxes. No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Note, but the Issuer may require the payment of a sum sufficient to cover any stamp or other tax or governmental fee or charge that may be imposed in connection therewith (or presentation of evidence that such tax, charge or fee has been paid).

15.         Ownership. Prior to due presentment of this Note for registration of transfer, the Issuer may treat the Holder in whose name this Note is registered in the Security Register as the absolute owner of this Note for receiving payments of principal and interest on this Note and for all other purposes whatsoever, whether or not this Note be overdue, and the Issuer shall not be affected by any notice to the contrary.

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16.         Notices. All notices to the Issuer under this Note shall be in writing and addressed to the Issuer at 6480 US Highway 98 West, Suite A, Hattiesburg, Mississippi 39402, Attention: M. Ray “Hoppy” Cole and Dee Dee Lowery, or to such other address as the Issuer may notify to the Holder (the “Payment Office”). All notices to the Holders shall be in writing and sent by first-class mail to each of the Holders at his or its address as set forth in the Security Register. Any such notice shall be effective upon receipt if received during normal business hours or, if not received during normal business hours, on the next Business Day.

17.         Denominations. The Subordinated Notes are issuable only as fully registered notes without interest coupons in minimum denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000.

18.         Absolute and Unconditional Obligation of the Issuer. No provisions of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

19.         Waiver and Consent. Any written consent or waiver given by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future holders of this Note and of any Subordinated Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. This Note may be also amended or waived pursuant to, and in accordance with, the provisions of Section 8.3 of the Purchase Agreement.

(a)          No delay or omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

(b)          Any insured depository institution which shall be a holder of this Note or which otherwise shall have any beneficial ownership interest in this Note shall, by its acceptance of such Note (or beneficial interest therein), be deemed to have waived any right of offset with respect to the indebtedness evidenced thereby.

20.         No Sinking Fund; Convertibility. This Note is not entitled to the benefit of any sinking fund or any compensating balance or any other funds or assets subject to a legal right of offset, as defined by applicable state law. This Note is not convertible into or exchangeable for any of the equity securities, other securities or assets of the Issuer or any subsidiary.

21.         No Recourse Against Others. This Note shall be binding upon the Issuer and its successors and permitted assigns. Other than the obligations, covenants and agreements to be performed hereunder by the Issuer and its successors and permitted assigns, no recourse under or upon any obligation, covenant or agreement contained in this Note, or for any claim based thereon or otherwise in respect thereof, will be had against any past, present or future shareholder, employee, officer, or director, as such, of the Issuer or of any predecessor or successor (other than any successor to the Issuer), either directly or through the Issuer or any predecessor or successor (other than any successor to the Issuer), under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note by the Holder of this Note and as part of the consideration for the issuance of this Note.

22.         Further Issues. The Issuer may, without the consent of the Holders, create and issue additional notes having the same terms and conditions of the Subordinated Notes (except for the issue date and issue price) so that such further notes shall be consolidated and form a single series with the Subordinated Notes.

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23.         Governing Law; Interpretation. This Note shall be governed by and construed in accordance with applicable federal law and the laws of the State of New York, without regard to conflict of laws principles of said state. This Note is intended to meet the criteria for qualification of the outstanding principal as Tier 2 capital under the regulatory guidelines of the FRB, and the terms hereof shall be interpreted in a manner to satisfy such intent.

24.         Priority. The Subordinated Notes rank pari passu among themselves and pari passu, in the event of any insolvency proceeding, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceeding or any liquidation or winding up of the Issuer, with all other present or future unsecured subordinated debt obligations of the Issuer (including, for the avoidance of doubt, the 5.875% Fixed-to-Floating Rate Subordinated Notes due 2028), except any unsecured subordinated debt that, pursuant to its express terms, is subordinate in right of payment to the Subordinated Notes.

25.         Successors and Assigns. This Note shall be binding upon the Issuer and inure to the benefit of the Holder and its respective successors and permitted assigns. The Holder may assign all, or any part of, or any interest in, the Holder’s rights and benefits hereunder only to the extent and in the manner permitted in the Purchase Agreement. To the extent of any such assignment, such assignee shall have the same rights and benefits against the Issuer and shall agree to be bound by and to comply with the terms and conditions of the Purchase Agreement as it would have had if it were the Holder hereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and attested and its corporate seal to be hereunto affixed.

THE FIRST BANCSHARES, INC.

By:
Name:
Title:

ATTEST:

Name:
Title:

[Signature Page to Subordinated Note]

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s social security or tax I.D. No.)

and irrevocably appoint _______________________________ agent to transfer this Note on the books of ________________ (the “Issuer”). The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The signatory hereto hereby certifies that it ☐ is / ☐ is not an Affiliate of the Issuer and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of the Issuer.

In connection with any transfer or exchange of any of the Note(s) evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being:

(1)	☐	acquired for the undersigned’s own account, without transfer; or

(2)	☐	transferred to the Issuer; or

(3)	☐	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	transferred pursuant to an effective registration statement under the Securities Act; or

(5)	☐	transferred pursuant to and in compliance with Regulation S under the Securities Act; or

(6)	☐	transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) or an “accredited investor” (as defined in Rule 501(a)(4) under the Securities Act), that has furnished a signed letter containing certain representations and agreements; or

(7)	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Issuer will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Issuer may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

Signature (must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Signature

Date:

EXHIBIT C

RISK FACTORS

An investment in the Subordinated Notes involves a number of risks. You should read carefully and consider the following risks before making an investment decision. The realization of any of the risks described below could have a material adverse effect on our business, financial condition, results of operations, and/or future prospects. If this were to happen, our ability to pay interest and principal on the Subordinated Notes could be adversely impacted and you could lose all or part of your investment. The order of these risk factors does not reflect their relative importance or likelihood of occurrence.

Risks Relating to Our Business and the Regulation Thereof

General economic conditions in the areas where our operations or loans are concentrated may adversely affect our customers’ ability to meet their obligations.

A sudden or severe downturn in the economy in the geographic markets we serve in the states of Mississippi, Louisiana, Alabama or Florida may affect the ability of our customers to meet loan payment obligations on a timely basis. The local economic conditions in these areas have a significant impact on our commercial, real estate, and construction loans, the ability of borrowers to repay these loans and the value of the collateral securing such loans. Any deterioration in the economic conditions of these market areas could negatively impact the financial results of the Company’s banking operations, earnings, and profitability.

Additionally, adverse economic changes may cause customers to withdraw deposit balances, thereby causing a strain on our liquidity. We have historically had access to a number of alternative sources of liquidity, but if there is an increase in volatility in the credit and liquidity markets there is no assurance that we will be able to obtain such liquidity on terms that are favorable to us, or at all.

We may be vulnerable to certain sectors of the economy, including real estate.

A significant portion of our loan portfolio is secured by real estate. The market value of real estate can fluctuate significantly in a relatively short period of time as a result of market conditions in the geographic area in which the real estate is located. If the economy deteriorates and real estate values depress beyond a certain point, as happened during the last recession, the collateral value of the portfolio and the revenue stream from those loans could come under stress and additional loan loss accruals could be required which would negatively impact our earnings. Our ability to dispose of foreclosed real estate at prices above the respective carrying values could also be impacted, which could cause our results of operations to be adversely affected.

Unpredictable market conditions may adversely affect the industry in which we operate.

The capital and credit markets are subject to volatility and disruption. Dramatic declines in the housing market in years past caused home prices to fall and increased foreclosures, unemployment and under-employment. These events, if they were to happen again, could negatively impact the credit performance of mortgage loans and result in significant write-downs of asset values, including government-sponsored entities as well as major commercial and investment banks. Market turmoil and tightening of credit could lead to an increased level of commercial and consumer delinquencies, lack of consumer confidence and widespread reduction of business activity generally. A worsening of these conditions would have an adverse effect on us and others in the financial institution industry generally, particularly in our real estate markets, as lower home prices and increased foreclosures would result in higher charge-offs and delinquencies.

The state of the economy and various economic factors, including inflation, recession, unemployment, interest rates and the level of U.S. debt, as well as governmental action and uncertainty resulting from U.S. and global political trends, may directly and indirectly, have a destabilizing effect on our financial condition and results of operations. An unfavorable or uncertain national or regional political or economic environment could drive losses beyond those which are provided for in our allowance for loan losses and could negatively impact our results of operations

We must maintain an appropriate allowance for loan losses.

The Bank, as lender, is exposed to the risk that its customers will be unable to repay their loans in accordance with their terms and that any collateral securing the payment of their loans may not be sufficient to assure repayment. Credit losses are inherent in the business of making loans and could have a material adverse effect on operating results. Credit risk with respect to our real estate and construction loan portfolio relates principally to the creditworthiness of the borrower corporations and the value of the real estate serving as security for the repayment of loans. Credit risk with respect to our commercial and consumer loan portfolio will relate principally to the general creditworthiness of the borrower businesses and individuals within our local markets.

The Bank makes various assumptions and judgments about the collectability of its loan portfolio based on a number of factors. We maintain an allowance for loan losses, which is a reserve established through a provision for loan losses charged to expense each quarter, that is consistent with management’s assessment of the collectability of the loan portfolio in light of the amount of loans committed and outstanding and current economic conditions and market trends. When specific loan losses are identified, the amount of the expected loss is removed, or charged-off, from the allowance. The Bank believes that its current allowance for loan losses is adequate. However, if our assumptions or judgments prove to be incorrect, the allowance for loan losses may not be sufficient to cover actual loan losses. We may have to increase the allowance in the future in response to the request of one of our primary banking regulators, to adjust for changing conditions and assumptions, or as a result of any deterioration in the quality of the loan portfolio. The actual amount of future provisions for loan losses cannot be determined at this time and may vary from the amounts of past provisions. Any increase in the allowance for loan losses or in the amount of loan charge-offs required by regulatory agencies or for other factors could have a negative effect on our results of operations and financial condition.

We are subject to risks related to changes in market interest rates.

Our assets and liabilities are primarily monetary in nature, and as a result we are subject to significant risks resulting from changes in interest rates. Our profitability is largely dependent upon net interest income. Unexpected movement in interest rates markedly changing the slope of the current yield curve could cause net interest margins to decrease, subsequently decreasing net interest income. In addition, such changes could adversely affect the valuation of our assets and liabilities.

At present the Company’s one-year interest rate sensitivity position is asset sensitive. As with most financial institutions, the Company’s results of operations are affected by changes in interest rates and the Company’s ability to manage this risk. The difference between interest rates charged on interest-earning assets and interest rates paid on interest-bearing liabilities may be affected by changes in market interest rates, changes in relationships between interest rate indices, and/or changes in the relationships between long-term and short-term market interest rates. A change in this difference might result in an increase in interest expense relative to interest income, or a decrease in the Company’s interest rate spread.

Certain changes in interest rates, inflation, or the financial markets could affect demand for our products and our ability to deliver products efficiently.

Loan originations, and therefore loan revenues, could be adversely impacted by rising interest rates. Increases in market interest rates can have negative impacts on our business, including reducing our customers' desire to borrow money from us or adversely affecting their ability to repay their outstanding loans by increasing their debt service obligations through the periodic reset of adjustable interest rate loans. If our borrowers’ ability to repay their loans is impaired by increasing interest payment obligations, our level of non-performing assets would increase, producing an adverse effect on operating results. Asset values, especially commercial real estate as collateral, securities or other fixed rate earning assets, can decline significantly with relatively minor changes in interest rates. Conversely, falling rates could increase prepayments within our loan and securities portfolio lowering interest earnings from those assets. An unanticipated increase in inflation could cause operating costs related to salaries and benefits, technology, and supplies to increase at a faster pace than revenues.

The fair market value of the securities portfolio and the investment income from these securities also fluctuates depending on general economic and market conditions. In addition, actual net investment income and/or cash flows from investments that carry prepayment risk, such as mortgage-backed and other asset-backed securities, may differ from those anticipated at the time of investment as a result of interest rate fluctuations.

Evaluation of investment securities for other-than-temporary impairment involves subjective determinations and could materially impact our results of operations and financial condition.

The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties, and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuers’ financial condition or future recovery prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. Estimating future cash flows involves incorporating information received from third-party sources and making internal assumptions and judgments regarding the future performance of the underlying collateral and assessing the probability that an adverse change in future cash flows has occurred. The determination of the amount of other-than-temporary impairments is based upon the Company’s quarterly evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

Additionally, our management considers a wide range of factors about the security issuer and uses its reasonable judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Impairments to the carrying value of our investment securities may need to be taken in the future, which would have a material adverse effect on our results of operations and financial condition.

Changes in the policies of monetary authorities and other government action could adversely affect profitability.

The results of operations of the Company are affected by credit policies of monetary authorities, particularly the Board of Governors of the Federal Reserve System, which we refer to as the Federal Reserve Board. The instruments of monetary policy employed by the Federal Reserve Board include open market operations in U.S. government securities, changes in the discount rate or the federal funds rate on bank borrowings and changes in reserve requirements against bank deposits. In view of changing conditions in the national economy and monetary policy, we cannot predict the impact of future changes in interest rates, deposit levels, loan demand or the Company’s business and earnings. Furthermore, the actions of the United States government and other governments in responding to developing situations or implementing new fiscal or trade policies may result in currency fluctuations, exchange controls, market disruption and other unanticipated economic effects. Such actions could have an adverse effect on our results of operations and profitability.

We are subject to regulation by various federal and state entities.

The Company and the Bank are subject to extensive regulation by various regulatory agencies, including the Federal Reserve Board, the Federal Deposit Insurance Corporation, the OCC, the Consumer Financial Protection Bureau and the SEC. New regulations issued by these agencies may adversely affect our ability to carry on our business activities. The Company is subject to various federal and state laws and certain changes in these laws and regulations may adversely affect operations.

The Company and the Bank are also subject to the accounting rules and regulations of the SEC and the Financial Accounting Standards Board. Changes in accounting rules could adversely affect the reported financial statements or results of operations of the Company and may also require extraordinary efforts or additional costs to implement. Any of these laws or regulations may be modified or changed from time to time, and we cannot be assured that such modifications or changes will not adversely affect the Company.

The full impact of the Tax Cuts and Jobs Act (the "Tax Act") on us and our customers is unknown at present, creating uncertainty and risk related to our customers' future demand for credit and our future results.

Increased economic activity expected to result from the decrease in tax rates on businesses generally could spur additional economic activity that would encourage additional borrowing. At the same time, some customers may elect to use their additional cash flow from lower taxes to fund their existing levels of activity, decreasing borrowing needs. The elimination of the federal income tax deductibility of business interest expense for a significant number of our customers effectively increases the cost of borrowing and makes equity or hybrid funding relatively more attractive. This could have a long-term negative impact on business customer borrowing. We anticipate a significant increase in our after-tax net income available to stockholders in 2018 and future years as a result of the decrease in our effective tax rate. Some or all of this benefit could be lost to the extent that the banks and financial services companies we compete with elect to lower interest rates and fees and we are forced to respond in order to remain competitive. There is no assurance that presently anticipated benefits of the Tax Act for the Company will be realized

We may be required to pay additional insurance premiums to the FDIC, which could negatively impact earnings.

Pursuant to the Dodd-Frank Act, the limit on FDIC coverage has been permanently increased to $250,000, causing the premiums assessed to the Bank by the FDIC to increase. Depending upon any future losses that the FDIC insurance fund may suffer, there can be no assurance that there will not be additional premium increases in order to replenish the fund. The FDIC may need to set a higher base rate schedule or impose special assessments due to future financial institution failures and updated failure and loss projections. Potentially higher FDIC assessment rates than those currently projected could have an adverse impact on our results of operations.

We are subject to industry competition which may have an adverse impact upon our success.

The profitability of the Company depends on its ability to compete successfully with other financial services companies. We operate in a highly competitive financial services environment. Certain competitors are larger and may have more resources than we do. We face competition in our regional market areas from other commercial banks, savings institutions, credit unions, internet banks, finance companies, mutual funds, insurance companies, brokerage and investment banking firms, and other financial intermediaries that offer similar services. Some of the nonbank competitors are not subject to the same extensive regulations that govern the Company or the Bank and may have greater flexibility in competing for business.

Many of these competitors also have broader geographic markets and substantially greater resources and lending limits than the Bank and offer certain services such as trust banking that the Bank does not currently provide. In addition, many of these competitors have numerous branch offices located throughout the extended market areas of the Bank that may provide these competitors with an advantage in geographic convenience that the Bank does not have at present. Currently there are numerous other commercial banks, savings institutions, and credit unions operating in the Bank's primary service area.

We also compete with numerous financial and quasi-financial institutions for deposits and loans, including providers of financial services over the internet. Recent technology advances and other changes have allowed parties to effectuate financial transactions that previously required the involvement of banks. For example, consumers can maintain funds in brokerage accounts or mutual funds that would have historically been held as bank deposits. Consumers can also complete transactions such as paying bills and transferring funds directly without the assistance of banks. The process of eliminating banks as intermediaries, known as “disintermediation,” could result in the loss of fee income, as well as the loss of customer deposits and the related income generated from those deposits. The loss of these revenue streams and access to lower cost deposits as a source of funds could have a material adverse effect on our financial condition and results of operations.

Our information systems may experience an interruption or breach in security.

We rely heavily on communications and information systems to conduct our business. Any failure, interruption or breach in security of these systems could result in failures or disruptions in our customer relationship management, deposit, loan and other systems. While we have policies and procedures designed to prevent or limit the effect of the failure, interruption or security breach of our information systems, there can be no assurance that we can prevent any such failures, interruptions, cyber security breaches or other security breaches or, if they do occur, that they will be adequately addressed. The occurrence of any failures, interruptions or security breaches of our information systems could damage our reputation, result in a loss of customer business, subject us to additional regulatory scrutiny, or expose us to civil litigation and possible financial liability, any of which could have a material adverse effect on our financial condition and results of operations.

Natural disasters, acts of war or terrorism and other external events could affect our ability to operate.

Our market areas are susceptible to natural disasters such as hurricanes and tornados. Natural disasters can disrupt operations, result in damage to properties that may be serving as collateral for our loan assets and negatively affect the local economies in which we operate. We cannot predict whether or to what extent damage caused by future hurricanes, tornados or other natural disasters will affect operations or the economies in our market areas, but such weather events could cause a decline in loan originations, a decline in the value or destruction of properties serving as collateral for our loans and an increase in the risk of delinquencies, foreclosures or loan losses. In addition, acts of war or terrorism and other external events could cause disruption in our operations. The occurrence of any of these events could have a material adverse effect on our business, financial condition and results of operations.

We must maintain effective internal control over financial reporting.

Management regularly monitors, reviews and updates our disclosure controls and procedures, including our internal control over financial reporting. Any system of controls, however well designed and operated, is based in part on certain assumptions and can provide only reasonable, assurances that the controls will be effective. Any failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures could have a material adverse effect on our business, results of operations and financial condition.

Failure to achieve and maintain an effective internal control environment could prevent us from accurately reporting our financial results, preventing or detecting fraud, or providing timely and reliable financial information pursuant to our reporting obligations, which could have a material adverse effect on our business, financial condition, and results of operations.

Our business is susceptible to fraud.

Our business exposes us to fraud risk from our loan and deposit customers, the parties they do business with, as well as from our employees, contractors and vendors. We rely on financial and other data from new and existing customers which could turn out to be fraudulent when accepting such customers, executing their financial transactions and making and purchasing loans and other financial assets. In times of increased economic stress we are at increased risk of fraud losses. We believe we have underwriting and operational controls in place to prevent or detect such fraud, but we cannot provide assurance that these controls will be effective in detecting fraud or that we will not experience fraud losses or incur costs or other damage related to such fraud, at levels that adversely affect our financial results or reputation. Our lending customers may also experience fraud in their businesses which could adversely affect their ability to repay their loans or make use of our services. Our exposure and the exposure of our customers to fraud may increase our financial risk and reputation risk as it may result in unexpected loan losses that exceed those that have been provided for in our allowance for loan losses.

We may not be able to attract and retain skilled personnel.

Our success depends, in large part, on our ability to attract and retain key personnel. Competition for the best personnel in most activities we engage in can be intense, and we may not be able to hire personnel or to retain them. The unexpected loss of services of one or more of our key personnel could have a material adverse impact on our business because of their skills, knowledge of our market, relationships in the communities we serve, years of industry experience and the difficulty of promptly finding qualified replacement personnel. Although we have employment agreements with certain of our executive officers, there is no guarantee that these officers and other key personnel will remain employed with the Company.

The failure of other financial institutions could adversely affect the Company.

Our ability to engage in routine funding transactions could be adversely affected by the actions and potential failures of other financial institutions. Financial institutions are interrelated as a result of trading, clearing, counterparty and other relationships. As a result, defaults by, or even rumors or concerns about, one or more financial institutions or the financial services industry generally have led to market-wide liquidity problems and could lead to losses or defaults by the Company or by other institutions.

Merger-Related Risks

We may engage in acquisitions of other businesses from time to time, which may adversely impact our results.

From time to time, we may engage in acquisitions of other businesses. Difficulty in integrating an acquired business or company may cause us not to realize expected revenue increases, cost savings, increases in geographic or product presence, or other anticipated benefits from any acquisition. The integration could result in higher than expected deposit attrition (run-off), loss of key employees, disruption of the Company’s business or the business of the acquired company, or otherwise adversely affect the Company’s ability to maintain relationships with customers and employees or achieve the anticipated benefits of the acquisition. The acquired companies may also have legal contingencies, beyond those that we are aware of, that could result in unexpected costs. The Company may need to make additional investment in equipment and personnel to manage higher asset levels and loan balances as a result of any significant acquisition, which may adversely impact earnings.

We may fail to realize the anticipated cost savings and other financial benefits of the First Community Bank acquisition and Sunshine Community Bank acquisition on the anticipated schedule, if at all.

The Bank, First Community Bank, and Sunshine Community Bank have historically operated independently. The success of the mergers of First Community Bank and Sunshine Community Bank into the Bank will depend, in part, on our ability to successfully combine the businesses of the Bank, First Community Bank, and Sunshine Community Bank. To realize these anticipated benefits, the Bank expects to integrate First Community Bank’s and Sunshine Community Bank’s businesses with its own businesses. We may face significant challenges in integrating both First Community Bank’s and Sunshine Community Bank’s operations into our operations in a timely and efficient manner. If we are unable to successfully integrate these businesses, we may not be able to achieve the cost savings and financial benefits of the mergers that we anticipated. It is also possible that the integration process could result in the loss of key employees, the disruption of ongoing businesses or inconsistencies in standards, controls, procedures, and policies that adversely affect our ability to maintain relationships with clients, customers, depositors, and employees. In addition, the integration of certain operations following the mergers will require the dedication of significant management resources, which may temporarily distract management’s attention from the day-to-day business of the combined company. Any inability to realize the full extent of, or any of, the anticipated cost savings and financial benefits of the mergers, as well as any delays encountered in the integration process, could have an adverse effect on the business and results of operations of the combined company.

We will incur significant transaction and merger-related costs in connection with the acquisition of Southwest Banc Shares, Inc. and First Community Bank and the acquisition of Sunshine Financial, Inc. and Sunshine Community Bank.

We have incurred and expect to incur a number of non-recurring costs associated with the acquisition of Southwest Banc Shares, Inc. and First Community Bank and the acquisition of Sunshine Financial, Inc. and Sunshine Community Bank. These costs and expenses include fees paid to financial, legal and accounting advisors, severance, retention bonus and other potential employment-related costs, filing fees, printing expenses and other related charges. There are also a large number of processes, policies, procedures, operations, technologies and systems that must be integrated in connection with the merger and the integration of these companies’ businesses. While we have assumed that a certain level of expenses would be incurred in connection with the acquisitions, there are many factors beyond our control that could affect the total amount or the timing of the integration and implementation expenses.

There may also be additional unanticipated significant costs in connection with the acquisitions that we may not recoup. These costs and expenses could reduce the realization of efficiencies, strategic benefits and additional income we expect to achieve from the acquisitions.

With the completion of the acquisitions of First Community Bank and Sunshine Community Bank, our results of operations may be affected by factors different from those historically affecting our independent operations through the Bank.

The historic businesses of each of the Bank, First Community Bank, and Sunshine Community Bank differ in important respects, and accordingly, the results of operations of the combined company may be affected by factors different from those historically affecting the independent results of operations of the Bank, First Community Bank, and Sunshine Community Bank.

Risks Relating to an Investment in the Subordinated Notes

Your ability to transfer the Subordinated Notes may be limited by the absence of an active trading market, and there is no assurance that any active trading market will develop for the Subordinated Notes.

There is no established public market for the Subordinated Notes, and we cannot assure you that an active trading market for the Subordinated Notes will develop. If no active trading market develops, you may not be able to resell your Subordinated Notes at their fair market value or at all. We do not intend to apply for listing the Subordinated Notes on any securities exchange. Future trading prices of the Subordinated Notes will depend on many factors, including, among other things, prevailing interest rates, our operating results, our financial condition and the market for similar securities. We cannot assure you as to the development or liquidity of any trading market for the Subordinated Notes. The liquidity of any market for the Subordinated Notes will depend on a number of factors, including:

•	the number of holders of Subordinated Notes;

•	our operating performance and financial condition;

•	the market for similar securities;

•	the interest of securities dealers in making a market in the Subordinated Notes; and

•	prevailing interest rates.

We cannot assure you that the market, if any, for the Subordinated Notes will be free from similar disruptions or that any such disruptions may not adversely affect the prices at which you may sell your Subordinated Notes. Therefore, we cannot assure you that you will be able to sell your Subordinated Notes at a particular time or the price that you receive when you sell will be favorable.

Your right to receive payments on the Subordinated Notes is junior to those lenders who have a security interest in our assets.

Our obligations under the Subordinated Notes are unsecured and we may be able to obtain indebtedness from time to time that is secured by all or substantially all of our assets. If we are declared bankrupt or insolvent, or if we default under such secured indebtedness, the lenders could declare all of the funds borrowed thereunder, together with accrued interest, immediately due and payable. If we were unable to repay such indebtedness, the lenders could foreclose on the pledged assets to the exclusion of holders of the Subordinated Notes, even if an event of default exists under the Subordinated Notes. In any such event, because the Subordinated Notes are not secured by any of our assets, it is possible that there would be no assets remaining from which your claims could be satisfied or, if any assets remained, they might be insufficient to satisfy your claims fully.

Your right to receive payments on the Subordinated Notes will be equal to all other subordinated debt and junior to any future senior debt.

The Subordinated Notes are general unsecured obligations that will rank at least equally in right of payment with all other unsecured subordinated indebtedness of the Company, and will be junior in right of payment to any future senior indebtedness of the Company and all indebtedness of the Bank. Because of the subordination provisions in the Subordinated Notes, in the event of a bankruptcy, liquidation or dissolution of us or other similar event, assets will not be available to pay obligations under the Subordinated Notes until we have made all payments on any senior indebtedness. We cannot assure you that sufficient assets will remain after all these payments have been made to make any payments on the Subordinated Notes, including payments of principal or interest when due.

The Subordinated Notes are structurally subordinated to debt of the Bank.

Because we are a bank holding company, our rights and the rights of our creditors, including the holders of the Subordinated Notes, to participate in the distribution or allocation of the assets of any subsidiary, including the Bank, during its liquidation or reorganization, will be subject to the prior claims of such subsidiary’s creditors, unless we are ourselves a creditor with recognized claims against the subsidiary. In addition, any capital loans that we make to the Bank or any future banking subsidiaries would be subordinate in right of payment to deposits and to other indebtedness of these banking subsidiaries. Claims from creditors (other than us) against the subsidiaries may include long-term and medium-term debt and substantial obligations related to deposit liabilities, federal funds purchased, securities sold under repurchase agreements, and other short-term borrowings. The Subordinated Notes will not be obligations of, or guaranteed by, our subsidiaries, and our subsidiaries will have no obligation to pay any amounts due on the Subordinated Notes. The note purchase agreements and Subordinated Notes do not limit our ability or the ability of our subsidiaries to issue or incur additional debt.

Repayment of our debt, including required principal and interest payments on the Subordinated Notes, is dependent on cash flow generated by our company and our subsidiaries, which may be subject to limitations beyond our control; in addition, our ability to pay principal and interest on the Subordinated Notes is dependent upon regulatory restrictions and the need to maintain sufficient consolidated capital (including regulatory capital), and in the event of our bankruptcy, your recovery may be impaired by priority claims of federal banking agencies.

The Bank owns a significant portion of our consolidated assets and conducts a significant portion of our consolidated operations. Repayment of our indebtedness, including the Subordinated Notes, depends, to a significant extent, on the generation of cash flows and the ability of the Bank to make cash available to us by dividend or otherwise. The Bank may not be able to, or may not be permitted to, make distributions to enable us to make payments on our indebtedness, including the Subordinated Notes. The Bank is a distinct legal entity and, under certain circumstances, legal and contractual restrictions may limit our ability to obtain cash from our subsidiary. In the event that we are unable to receive distributions from our subsidiaries, we may be unable to make required principal and interest payments on our indebtedness, including the Subordinated Notes.

In addition, as a bank holding company, our ability to declare and pay interest and principal on the Subordinated Notes is subject to the guidelines of the Federal Reserve regarding capital adequacy. Under Federal Reserve policy, a bank holding company is required to act as a source of financial and managerial strength to each of its banking subsidiaries and commit resources to their support. Such support may be required at times when a holding company may not otherwise be inclined to provide it. A bank holding company in certain circumstances could be required to guarantee the capital plan of an undercapitalized banking subsidiary in order for such a plan to be accepted by the regulators. In the event of a bank holding company’s bankruptcy under Chapter 11 of the U.S. Bankruptcy Code, the bankruptcy trustee will be deemed to have assumed and is required to cure immediately any deficit under any commitment by the debtor holding company to any of the federal banking agencies to maintain the capital of an insured depository institution, and any claim for breach of such obligation will generally have priority over most other unsecured claims, including the Subordinated Notes.

The Subordinated Notes do not restrict our ability to incur additional debt, repurchase our securities or to take other actions that could have a negative impact on the holders of the Subordinated Notes.

We are not restricted under the terms of the Subordinated Notes from incurring additional debt, including debt that ranks senior to the Subordinated Notes, or repurchasing our common stock or other securities. In addition, the Subordinated Notes do not require us to achieve or maintain any minimum financial results or ratios relating to our financial position or results of operations. Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Subordinated Notes could have the effect of diminishing our ability to make payments on the Subordinated Notes when due.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the Subordinated Notes during the floating rate interest period, or how such changes could affect our results of operations or financial condition.

As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers’ Association (“BBA”) member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, recommendations for reforming the setting and governing of LIBOR were released on September 28, 2012 (the “Wheatley Review”). The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority’s regulation and supervision of LIBOR on March 25, 2013 (the “FCA Rules”). In particular, the FCA Rules include requirements that: (i) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior and (ii) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013. Effective early in 2014, ICE Benchmark Administration Ltd. was appointed as the independent LIBOR administrator. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, it is not certain whether or to what extent any such changes could have an adverse impact on the value of the Subordinated Notes during the floating rate interest period, or any loans and other financial obligations or extensions of credit for which we are an obligor. It is also not certain whether or to what extent any such changes would have an adverse impact on the value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our results of operations or financial condition.

Fraudulent conveyance laws and other limitations on the enforceability of the Subordinated Notes may adversely affect the validity and enforceability of the Subordinated Notes.

Although laws differ from state to state, in general, the issuance of the Subordinated Notes may be subject to review under federal and state fraudulent transfer and conveyance statutes. If we become debtors in an insolvency proceeding or encounter other financial difficulty, under fraudulent transfer or similar laws, a court may void, subordinate or otherwise decline to enforce the Subordinated Notes. A court might do so if it found that when we issued the Subordinated Notes or, in some cases, when payments became due under the Subordinated Notes, we received less than reasonably equivalent value or fair consideration and:

•	were insolvent or were rendered insolvent by reason of such transactions;

•	were engaged in a business or transaction for which our remaining assets constituted unreasonably small capital; or

•	intended to incur, or believed that we would incur, debts beyond our ability to repay such debts as they matured.

A court might also void the issuance of the Subordinated Notes without regard to the above factors, if the court found that we issued the Subordinated Notes with actual intent to hinder, delay or defraud our creditors. A court would likely find that we did not receive reasonably equivalent value or fair consideration for the Subordinated Notes if we did not substantially benefit directly or indirectly from the issuance of the Subordinated Notes. If a court were to void the issuance of the Subordinated Notes, you may no longer have a claim against us. In addition, the court might direct you to repay any amounts that you already received from us. The measures of insolvency for the purposes of these fraudulent transfer or similar laws will vary depending upon the law applied in any proceeding to determine whether a fraudulent transfer has occurred. To the extent a court voids any of the Subordinated Notes as fraudulent transfers or holds any of the Subordinated Notes unenforceable for any other reason, holders of Subordinated Notes may cease to have any direct claim against us. If a court were to take any of these actions, our assets might be applied first to satisfy our other liabilities, if any, before any portion of the assets could be applied to the payment of the Subordinated Notes.

Government regulation may affect the priority of the Subordinated Notes in the case of a bankruptcy or liquidation.

The Dodd-Frank Act created a new resolution regime known as the “orderly liquidation authority,” which may apply to us as a bank holding company. Under the orderly liquidation authority, the FDIC may be appointed as receiver for an entity for purposes of liquidating the entity if the Secretary of the U.S. Department of the Treasury determines that the entity is in severe financial distress and that the entity’s failure would have serious adverse effects on the U.S. financial system.

If the FDIC is appointed as receiver under the orderly liquidation authority, then the Dodd-Frank Act, rather than applicable insolvency laws, would determine the powers of the receiver and the rights and obligations of creditors and other parties who have dealt with the institution. There are substantial differences in the rights of creditors under the orderly liquidation authority compared to those under the U.S. Bankruptcy Code, including the right of the FDIC to disregard the strict priority of creditor claims in some circumstances, the use of an administrative claims procedure to determine creditors’ claims (as opposed to the judicial procedure utilized in bankruptcy proceedings) and the right of the FDIC to transfer claims to a “bridge” entity. As a consequence of the rights of the FDIC under the orderly liquidation authority, the holders of the Subordinated Notes may be fully subordinated to interests held by the U.S. government in the event that we enter into a receivership, insolvency, liquidation or similar proceeding. While the FDIC has issued regulations to implement the orderly liquidation authority, not all aspects of how the FDIC might exercise this authority are known and additional rulemakings are likely. Further, it is uncertain how the FDIC might exercise its discretion under the orderly liquidation authority in a particular case.

EXHIBIT D

FORM OF GLOBAL NOTE

(See Attached)

FORM OF GLOBAL SUBORDINATED NOTE

THE FIRST BANCSHARES, INC.

5.875% FIXED-TO-FLOATING RATE Subordinated Note due 2028

THE INDEBTEDNESS EVIDENCED BY THIS GLOBAL SUBORDINATED NOTE (THIS “NOTE”) IS NOT A DEPOSIT, SAVINGS ACCOUNT OR OTHER OBLIGATION OF ANY BANK OR SAVINGS ASSOCIATION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”) OR ANY OTHER GOVERNMENT AGENCY OR FUND. SECURITIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF VALUE.

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE CLAIMS OF CREDITORS OF THE FIRST BANCSHARES, INC. (THE “ISSUER”), INCLUDING OBLIGATIONS OF THE ISSUER TO ITS GENERAL AND SECURED CREDITORS, AND IS UNSECURED. IT IS INELIGIBLE AS COLLATERAL FOR ANY EXTENSION OF CREDIT BY THE ISSUER OR ANY OF ITS SUBSIDIARIES. IN THE EVENT OF LIQUIDATION OF THE ISSUER ALL CREDITORS OF THE ISSUER SHALL BE ENTITLED TO BE PAID IN FULL WITH SUCH INTEREST AS MAY BE PROVIDED BY LAW BEFORE ANY PAYMENT SHALL BE MADE ON ACCOUNT OF PRINCIPAL OF OR INTEREST ON THIS NOTE. AFTER PAYMENT IN FULL OF ALL SUMS OWING TO SUCH CREDITORS OF THE ISSUER, THE HOLDER OF THIS NOTE SHALL BE ENTITLED TO BE PAID FROM THE REMAINING ASSETS OF THE ISSUER THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE PLUS ACCRUED AND UNPAID INTEREST THEREON BEFORE ANY PAYMENT OR OTHER DISTRIBUTION, WHETHER IN CASH, PROPERTY OR OTHERWISE, SHALL BE MADE (I) WITH RESPECT TO ANY OBLIGATION THAT BY ITS TERMS EXPRESSLY IS JUNIOR TO THIS NOTE, (II) WITH RESPECT TO THE EXISTING JUNIOR SUBORDINATED DEBENTURES OF THE ISSUER (UNDERLYING THE OUTSTANDING TRUST PREFERRED SECURITIES), (III) WITH RESPECT TO ANY INDEBTEDNESS BETWEEN THE ISSUER AND ITS SUBSIDIARIES AND AFFILIATES, OR (IV) ON ACCOUNT OF ANY SHARES OF CAPITAL STOCK OF THE ISSUER. THIS Note is not guaranteed by the Issuer’s subsidiaries, including The First, A National Banking Association (the “Bank”), and, therefore, the Note is structurally subordinate to the existing and future indebtedness of such subsidiaries, including without limitation the Bank’s depositors, liabilities to general creditors and liabilities arising during the ordinary course of business or otherwise.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE SUBORDINATED NOTE PURCHASE AGREEMENT, DATED APRIL 30, 2018, BETWEEN THE ISSUER AND THE PURCHASERS REFERRED TO THEREIN (THE “PURCHASE AGREEMENT”), A COPY OF WHICH IS ON FILE WITH THE ISSUER, AND IS REGISTERED IN THE NAME OF CEDE & CO AS NOMINEE OF THE DEPOSITORY TRUST COMPANY (“DTC”) OR A NOMINEE OF DTC.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS NOTE IN A DENOMINATION OF LESS THAN $1,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS NOTE FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON THIS NOTE, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS NOTE.

THIS NOTE MAY BE SOLD ONLY IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

CERTAIN ERISA CONSIDERATIONS:

THE HOLDER OF THIS NOTE, OR ANY INTEREST HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, OR (ii) THAT SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS NOTE, OR ANY INTEREST HEREIN, ARE NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE. THIS NOTE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PLAN OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS UNLESS THE PURCHASE OR TRANSFER WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA, SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

ANY FIDUCIARY OF ANY PLAN WHO IS CONSIDERING THE ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN SHOULD CONSULT WITH HIS OR HER LEGAL COUNSEL PRIOR TO ACQUIRING THIS NOTE OR ANY INTEREST HEREIN.

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No. 1	CUSIP 318916 AA1
ISIN US318916AA15

THE FIRST BANCSHARES, INC.

5.875% FIXED-TO-FLOATING RATE Subordinated Note due 2028

26.         Subordinated Notes. This Subordinated Note (this “Note”) is one of a duly authorized issue of notes of The First Bancshares, Inc. (the “Issuer”) designated as the “5.875% Fixed-to-Floating Rate Subordinated Notes due 2028” (the “Subordinated Notes”), initially limited in aggregate principal amount to $24,000,000.

27.         Payment.

(a)          The Issuer, for value received, hereby promises to pay to the order of Cede & Co., or its registered assigns (the “Holder” and, collectively with all other holders of the Subordinated Notes, the “Holders”), the principal sum of Twenty Four Million Dollars (U.S.) ($24,000,000) plus accrued but unpaid interest on May 1, 2028 (the “Stated Maturity”) and to pay interest on such principal amount (i) from and including the original issue date of the Subordinated Notes (April 30, 2018) to but excluding May 1, 2023, at the rate of 5.875% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months and payable semi-annually in arrears on May 1 and November 1 of each year (each, a “Fixed Interest Payment Date”) beginning on November 1, 2018, and (ii) from and including May 1, 2023 to but excluding the Stated Maturity, at the rate per annum, reset quarterly, equal to LIBOR determined on the determination date of the applicable interest period plus 294 basis points, computed on the basis of a 360-day year and the actual number of days elapsed and payable quarterly in arrears on February 1, May 1, August 1 and November 1 of each year (each, a “Floating Interest Payment Date”).

(b)          An “Interest Payment Date” is either a Fixed Interest Payment Date or a Floating Interest Payment Date, as applicable.

(c)          “LIBOR” means the 3-month USD LIBOR, which will be the offered rate for 3-month deposits in U.S. dollars, as that rate appears on the Reuters Screen LIBOR01 Page (or any successor page thereto) as of 11:00 a.m., London time, as observed two London banking days prior to the first day of the applicable floating rate interest period (the “Interest Determination Date”). A “London banking day” is a day on which commercial banks and foreign currency markets settle payments and are open for general business in London.

(v)          If 3-month USD LIBOR is not so displayed as of such time on any Interest Determination Date, then the Issuer will request the principal London offices of at least two banks to provide a quotation of their rates for deposits in U.S. dollars for a period comparable to the applicable floating rate interest period and the 3-month USD LIBOR for such floating rate interest period shall be the arithmetic mean of such quotations.

(vi)         If fewer than two such quotations contemplated by Section 2(c)(i) above are provided or are available, the Issuer will select three major banks in New York City and will request each of them to provide a quotation of the rate offered by it at approximately 11:00 a.m., New York City time, on the Interest Determination Date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of such quotations.

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(vii)        If (A) fewer than the two quotations contemplated by Section 2(c)(i) above, and (B) fewer than the three quotations contemplated by Section 2(c)(ii) above are provided or are available, the Issuer, after consulting such sources as it reasonably deems in good-faith to be comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate LIBOR or any of the foregoing lending rates, shall determine LIBOR for the applicable interest period in its sole discretion.

(viii)      Notwithstanding the foregoing clauses (i), (ii) and (iii) of this Section 2(c):

(1)         If the Issuer reasonably determines in good faith on the relevant Interest Determination Date that the LIBOR base rate has been discontinued, then the Issuer will use a substitute or successor base rate that it has determined in its sole reasonable discretion is most comparable to the LIBOR base rate, provided that if the Issuer reasonably determines in good faith that there is an industry-accepted substitute or successor base rate, then the Issuer shall use such substitute or successor base rate (such rate, together with any rate determined by the Issuer pursuant to Section 2(c)(i), (ii) or (iii), the “Alternative Rate”);

(2)         If the Issuer has determined to utilize a substitute or successor base rate in accordance with the foregoing, the Issuer in its sole reasonable discretion may determine what business day convention to use, the definition of business day, the Interest Determination Date to be used and any other relevant methodology for calculating such substitute or successor base rate, including any adjustment factor needed to make such substitute or successor base rate comparable to the LIBOR base rate, in a manner that is consistent with industry-accepted practices for such substitute or successor base rate;

(i)          The Issuer shall provide each Holder with notice of its determination of an Alternative Rate promptly after such determination. If, within five Business Days after providing such notice, the Issuer is notified by the Holders of at least a majority in principal amount of the outstanding Subordinated Notes that such Holders reasonably believe that the determination of such Alternative Rate is not consistent with this Section 2, then the Holders of at least a majority in principal amount of the outstanding Subordinated Notes, each using their commercially reasonable judgment, shall determine the Alternative Rate. In the event the Holders of a majority of the Subordinated Notes cannot reach agreement on such Alternative Rate within fifteen Business Days of the Issuer’s notification of its proposed Alternative Rate under this Section, the Alternative Rate shall be the rate identified by the holder of the largest principal amount of Subordinated Notes, selected based on such holder’s commercially reasonable judgment.

(d)          Any payment of principal of or interest on this Note that would otherwise become due and payable on a day which is not a Business Day shall become due and payable on the next succeeding Business Day, with the same force and effect as if made on the date for payment of such principal or interest, and no interest shall accrue in respect of such payment for the period after such day. The term “Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the City of New York, New York or the State of Mississippi are permitted or required by any applicable law or executive order to close.

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28.         Subordination. The indebtedness of the Issuer evidenced by the Subordinated Notes, including the principal and interest on this Note, shall be subordinate and junior in right of payment to the prior payment in full of all existing claims of creditors of the Issuer, whether now outstanding or subsequently created, assumed or incurred (collectively, “Senior Indebtedness”), which shall consist of: (a) the principal of, and premium, if any, and interest in respect of indebtedness of the Issuer for purchased or borrowed money, whether or not evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Issuer; (b) all capital lease obligations of the Issuer; (c) all obligations of the Issuer issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Issuer and all obligations of the Issuer under any conditional sale or title retention agreement, but excluding trade accounts payable in the ordinary course of business; (d) all obligations of the Issuer arising from off-balance sheet guarantees and direct credit substitutes, including obligations in respect of any letters of credit, bankers’ acceptances, security purchase facilities and similar credit transactions; (e) all obligations of the Issuer associated with derivative products, including obligations in respect of interest rate swap, cap or other agreements, interest rate future or options contracts, currency swap agreements, currency future or option contracts and other similar agreements; (f) all obligations of the type referred to in clauses (a) through (e) of other persons for the payment of which the Issuer is responsible or liable as obligor, guarantor or otherwise; (g) all obligations of the type referred to in clauses (a) through (f) of other persons secured by any lien on any property or asset of the Issuer, whether or not such obligation is assumed by the Issuer; and (h) any deferrals, renewals or extensions of any of the obligations of the type referred to in clauses (a) through (g); except “Senior Indebtedness” does not include (i) the Subordinated Notes, (ii) any obligation that by its terms expressly is junior to, or ranks equally in right of payment with, the Subordinated Notes, including, for the avoidance of doubt, the 5.875% Fixed-to-Floating Rate Subordinated Notes due 2028, (iii) any indebtedness between the Issuer and any of its subsidiaries or Affiliates (as the term “Affiliate(s)” is defined in the Purchase Agreement), (iv) trade accounts payable arising in the ordinary course of business, or (v) the Junior Subordinated Indebtedness (as defined below). This Note is not secured by any assets of the Issuer and is not covered by a guarantee of the Issuer or of an Affiliate of the Issuer. This Note is also not guaranteed by the Issuer’s subsidiaries, including the Bank, and, therefore, this Note is structurally subordinate to the existing and future indebtedness of such subsidiaries, including without limitation the Bank’s depositors, liabilities to general creditors and liabilities arising during the ordinary course of business or otherwise.

29.

In the event of liquidation of the Issuer, holders of Senior Indebtedness of the Issuer shall be entitled to be paid in full with such interest as may be provided by law before any payment shall be made on account of principal of or interest on the Subordinated Notes, including this Note. Additionally, in the event of any insolvency, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Issuer, whether voluntary or involuntary, holders of Senior Indebtedness shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on the Subordinated Notes, including this Note. In the event of any such proceeding, after payment in full of all sums owing with respect to the Senior Indebtedness, the Holders, together with the holders of any obligations of the Issuer ranking on a parity with the Subordinated Notes, shall be entitled to be paid from the remaining assets of the Issuer the unpaid principal thereof, and the unpaid interest thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any present or future obligations of the Issuer ranking junior to the Subordinated Notes, including the junior subordinated debentures of the Issuer underlying the trust preferred securities (collectively, “Junior Subordinated Indebtedness”).

If there shall have occurred and be continuing (A) a default in any payment with respect to any Senior Indebtedness or (B) an event of default with respect to any Senior Indebtedness as a result of which the maturity thereof is accelerated, unless and until such payment default or event of default shall have been cured or waived or shall have ceased to exist, no payments shall be made by the Issuer with respect to the Subordinated Notes. The provisions of this paragraph shall not apply to any payment with respect to which the immediately preceding paragraph of this Section 3 would permit to occur.

Nothing herein shall impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with its terms. Nothing herein shall act to prohibit, limit or impede the Issuer from issuing additional debt of the Issuer having the same rank as the Subordinated Notes or which may be junior or senior in rank to the Subordinated Notes.

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30.         Covenants

(a)          Merger and Sale of Assets. The Issuer shall not consolidate with or merge with or into any other entity, except for mergers and consolidations in which the Issuer continues as the surviving entity, or sell, lease or otherwise transfer all or substantially all of its properties and assets or convey, transfer or lease substantially all of its properties and assets to any entity, unless:

(i)          the continuing entity into which the Issuer is merged or the person which acquires by conveyance or transfer or which leases substantially all of the properties and assets of the Issuer shall be a corporation, partnership, trust, limited liability company, association or other legal entity organized and existing under the laws of the United States, any State thereof or the District of Columbia and shall expressly assume all of the Issuer’s obligations in connection with the Subordinated Notes and this Note; and

(ii)         no Default or Event of Default exists or will exist immediately after giving effect to such transaction.

For purposes of this Section 4(a), the transfer (by lease, assignment, sale or otherwise), directly or indirectly, of the properties and assets, substantially as an entirety, of the Bank, the Issuer’s interest in which constitutes the Issuer’s properties and assets substantially as an entirety, shall be deemed to be the transfer of the Issuer’s properties and assets substantially as an entirety.

(b)          Compliance with Laws. The Issuer shall comply with the requirements of all laws, regulations, orders and decrees applicable to it or its properties, except for such noncompliance that would not reasonably be expected to have a Material Adverse Effect (as such term is defined in the Purchase Agreement) on the Issuer and its subsidiaries taken as a whole.

(c)          Taxes and Assessments. The Issuer shall punctually pay and discharge all material taxes, assessments, and other governmental charges or levies imposed upon it or upon its income or upon any of its properties; provided, that no such taxes, assessments or other governmental charges need be paid if they are being contested in good faith by the Issuer

(d)          Negative Covenants.

(i)          The Issuer shall not take any action, omit to take any action or enter into any other transaction that would have the effect of (i) the Issuer ceasing to be a bank holding company or financial holding company under the Bank Holding Company Act of 1956, as amended, (ii) the liquidation or dissolution of the Issuer or the Bank, (iii) the Bank ceasing to be an “insured depository institution” under Section 3(c)(2) of the Federal Deposit Insurance Act, as amended, or (iv) the Issuer owning less than one hundred percent (100%) of the capital stock of the Bank. Notwithstanding the foregoing, sales, assignments, pledges, transfers, issuances or other dispositions of shares of voting stock or securities convertible into or options, warrants or rights to subscribe for or purchase shares of voting stock of the Bank or any other subsidiary of the Issuer which owns shares of voting stock or any securities convertible into or options, warrants or rights to subscribe for or purchase shares of voting stock of the Bank, may be made where: (1) the sales, assignments, pledges, transfers, issuances or other dispositions are made, in the minimum amount required by law, to any person for the purpose of the qualification of such person to serve as a director; or (2) the sales, assignments, pledges, transfers, issuances or other dispositions are made in compliance with an order of a court or regulatory authority of competent jurisdiction; or (3) the sales, assignments, pledges, transfers, issuances or other dispositions are made in connection with a merger or consolidation of the Bank with or into a wholly-owned subsidiary of the Bank or the Issuer if, after such merger or consolidation with such entity, the Issuer owns, directly or indirectly, not less than the percentage of voting stock of the surviving entity of such transaction as it owned of the Bank prior to such transaction; or (4) the sales, assignments, pledges, transfers, issuances or other dispositions are for fair market value (as determined by the board of directors of the Issuer) and, after giving effect to such disposition or issuance and any potential dilution, the Issuer and its wholly-owned subsidiaries will own directly or indirectly not less than 80% of the voting stock of the Bank; or (5) the Bank sells additional shares of voting stock to its stockholders at any price, if, after such sale, the Issuer owns, directly or indirectly, not less than the percentage of voting stock of the Bank it owned prior to such sale; or (6) a pledge is made or a lien is created to secure loans or other extensions of credit by Bank subject to Section 23A of the Federal Reserve Act; or (7) the sales, assignments, pledges, transfers, issuances, mortgages, encumbrances, liens, charges of any kind or other dispositions are made in connection with the renewal, refinancing or incurrence of any Indebtedness ranking senior to the Subordinated Notes.

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31.         Events of Default and Defaults.

(a)          Each of the following events shall constitute an “Event of Default”:

(i)          the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the Issuer or the Bank under Title 11 of the United States Code, as now constituted or as hereafter amended, or any other applicable federal or state bankruptcy, insolvency or reorganization law, or appointing a receiver, trustee or other similar official (except for the appointment of a conservator) of the Issuer or the Bank of substantially all of its property, or ordering the dissolution, winding-up or liquidation of its affairs under any such law and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(ii)         the filing by the Issuer or the Bank of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or as hereinafter amended, or any other applicable federal or state bankruptcy, insolvency or reorganization law or other similar law, or the consent by it to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking possession of a receiver, trustee, custodian or other similar official (except for the appointment of a conservator) of the Issuer or the Bank of substantially all of its property under any such law.

(b)          Each of the following shall constitute a “Default”:

(i)          default in the payment of any interest on any Subordinated Notes as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days;

(ii)         default in the payment of the principal of any Subordinated Notes as and when the same shall become due and payable, whether at the Stated Maturity or otherwise;

(iii)        the Issuer (i) becoming insolvent or is unable to pay its debts as they mature, (ii) making an assignment for the benefit of creditors, (iii) admitting in writing its inability to pay its debts as they mature, (iv) ceasing to be a bank holding company or financial holding company under the Bank Holding Company Act of 1956, as amended, or (v) owning less than 100% of the capital stock of the Bank; or

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(iv)         default in the performance or breach of any covenant or warranty of the Issuer in respect of the Subordinated Notes (other than a covenant or warranty, a default in the performance of which or the breach of which is elsewhere in this Note specifically dealt with) and continuance of such default or breach (without such default or breach having been waived in accordance with the provisions of this Note) for a period of ninety (90) days after there has been given to the Issuer by the holder(s) of at least 25% in principal amount of the Subordinated Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder.

(c)          Upon the occurrence of an Event of Default or a Default, the Issuer shall promptly notify all Holders, at their addresses shown on the Security Register (as defined in Section 13 below), of such Event of Default or Default.

32.         Acceleration.

(a)          Unless the principal amount of this Note already shall have become due and payable, if an Event of Default occurs and is continuing, then the holder(s) of not less than 25% in aggregate principal amount of the Subordinated Notes may declare the principal of all the Subordinated Notes to be due and payable immediately, by a notice in writing to the Issuer, and upon any such declaration such principal shall become immediately due and payable. The Issuer, within ninety (90) days after the receipt of written notice from any holder(s) of not less than 25% in aggregate principal amount of the Subordinated Notes of the occurrence of an Event of Default, shall mail to all Holders, at their addresses shown on the Security Register (as defined in Section 13 below), such written notice of Event of Default, unless such Event of Default shall have been cured or waived before the giving of such notice as certified by the Issuer in writing.

(b)          Any time after a declaration of acceleration with respect to the Subordinated Notes has been made, the holder(s) of a majority in aggregate principal amount of the Subordinated Notes (voting as one class), by written notice to the Issuer, may rescind and annul such declaration and its consequences if:

(i)          the Issuer has paid (A) all overdue interest on all Subordinated Notes that has become due other than by such declaration of acceleration, and (B) the principal of all Subordinated Notes that has become due other than by such declaration of acceleration and any interest thereon; and

(ii)         all Events of Default or Defaults with respect to the Subordinated Notes, other than the nonpayment of the principal of the Subordinated Notes that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7 below.

33.         Waiver of Past Defaults.

(a)          The holder(s) of a majority in aggregate principal amount of the Subordinated Notes may on behalf of all Holders waive any past default hereunder, except a default in the payment of the principal of or interest on any Subordinated Notes.

(b)          Upon any such waiver, such default shall cease to exist, and any Event of Default or Default arising from such default shall be deemed to have been cured for every purpose in respect of the Subordinated Notes; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

34.         Removed and Reserved.

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35.         Failure to Make a Payment; Remedies. In the event of failure by the Issuer to make any required payment of principal or interest on this Note (and, in the case of payment of interest, such failure to pay shall have continued for thirty (30) days), the Issuer will, upon demand of the Holder, pay to the Holder the amount then due and payable on this Note for principal and interest (without acceleration of this Note in any manner), with interest on the overdue principal and interest at the rate borne by this Note, to the extent permitted by applicable law. If the Issuer fails to pay such amount upon such demand, the Holder may, among other things, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer.

Upon a failure by the Issuer to make any required payment of principal or interest on the Note, the Issuer shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Issuer’s capital stock, or make any guarantee payments with respect to the foregoing, (b) make any payment of principal or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Issuer that rank equal with or junior to the Subordinated Notes, or (c) make any payments under any guarantee that ranks equal with or junior to the Subordinated Notes, other than (i) any dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, any class of the Issuer’s common stock; (ii) any declaration of a dividend in connection with the implementation of a shareholders’ rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (iii) as a result of a reclassification of the Issuer’s capital stock or the exchange or conversion of any class or series of the Issuer’s capital stock for another class or series of the Issuer’s capital stock or of any class or series of the Issuer’s indebtedness for any class or series of the Issuer’s capital stock; (iv) the purchase of fractional interests in shares of the Issuer’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; or (v) purchases of any class of the Issuer’s common stock related to the issuance of common stock or rights under any benefit plans for the Issuer’s directors, officers or employees or any of the Issuer’s dividend reinvestment plans.

36.         Redemption.

(a)          Redemption Prior to Fifth Anniversary. This Note shall not be redeemable by the Issuer prior to May 1, 2023, except upon the occurrence of a Capital Event, a Tax Event or an Investment Company Event (each as defined below), following which the Issuer may redeem this Note in whole at any time, or in part from time to time, upon giving not less than thirty (30) nor more than sixty (60) days’ prior written notice to the Holder of this Note at a price equal to 100% of the principal amount of the Subordinated Notes plus accrued but unpaid interest thereon to but excluding the redemption date.

“Capital Event” means the receipt by the Issuer of an opinion of independent bank regulatory counsel to the effect that, as a result of (i) any amendment to, or change (including any announced prospective change) in, the laws, rules or regulations of the United States (including, for the avoidance of doubt, any agency or instrumentality of the United States, including the Board of Governors of the Federal Reserve System (the “FRB”) and other appropriate federal bank regulatory agencies) or any political subdivision of or in the United States that is enacted or becomes effective after the date of issuance of this Note, (ii) any proposed change in those laws, rules or regulations that is announced or becomes effective after the initial issuance of the Subordinated Notes, or (iii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying such laws, rules or regulations that is announced or becomes effective after the date of issuance of this Note, the Subordinated Notes then outstanding do not constitute, or within ninety (90) days of the date of such opinion will not constitute, “Tier 2 Capital” (or its equivalent) for purposes of the capital adequacy rules of the FRB (or, as and if applicable, the capital adequacy rules or regulations of any successor appropriate federal banking agency) as then in effect and applicable. “Appropriate federal banking agency” means the “appropriate Federal banking agency” with respect to the Issuer as that term is defined in Section 3(q) of the Federal Deposit Insurance Act or any successor provision.

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“Tax Event” means the receipt by the Issuer of an opinion of counsel to the Issuer experienced in such matters to the effect that as a result of any amendment to, or change (including any final and adopted (or enacted) prospective change) in, the laws, rules or regulations of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws, rules or regulations, there exists a material risk that interest payable by the Issuer on the Subordinated Notes is not, or within ninety (90) days after the receipt of such opinion will not be, deductible by the Issuer, in whole or in part, for United States federal income tax purposes.

“Investment Company Event” means the receipt by the Issuer of an opinion of counsel to the Issuer experienced in such matters to the effect that there is a material risk that the Issuer is, or within 120 days of the date of such opinion will be, considered an “investment company” that is required to register under the Investment Company Act of 1940, as amended.

(b)          Redemption on or After Fifth Anniversary. On or after May 1, 2023, this Note shall be redeemable by the Issuer, in whole at any time, or in part from time to time, upon giving not less than thirty (30) nor more than sixty (60) days’ prior written notice to the Holder of this Note. Any such redemption shall occur on an Interest Payment Date at an amount equal to 100% of the principal amount of the Subordinated Notes to be redeemed plus accrued but unpaid interest thereon to but excluding the redemption date.

(c)          Partial Redemption. If less than the then-outstanding principal amount of this Note is redeemed, (i) a new Subordinated Note shall be issued representing the unredeemed portion without charge to the Holder and (ii) such partial redemption shall be effected on a pro rata basis as to the Holders.

(d)          No Repayment at Option of Holder. This Note shall not be subject to repayment at the option of the Holder, in whole or in part, prior to the Stated Maturity.

(e)          Regulatory Approvals. Any such redemption or repayment prior to the Stated Maturity shall be subject to receipt of any and all federal and state regulatory approvals, including, but not limited to, the prior approval of the FRB, to the extent then required under applicable laws or regulations, including capital regulations.

(f)          Notices of Redemption. Notices of redemption will be mailed by first class mail, postage prepaid, or emailed (with delivery receipt requested) at least thirty (30) but not more than sixty (60) days before the redemption date, which notice may be conditional, to each of the Holders at his or its registered mailing addresses or email addresses. The principal amount of this Note to be paid shall mature and become due and payable (unless any condition specified in the applicable notice of redemption has not occurred) on the date fixed for such payment, together with accrued but unpaid interest on such principal amount accrued to such date.

(g)          Effectiveness of Redemption. If notice of redemption has been duly given, and notwithstanding that this Note has been called for redemption but has not yet been surrendered for cancellation, on and after the date fixed for redemption, interest shall cease to accrue on this Note, this Note shall no longer be deemed outstanding and all rights with respect to this Note shall forthwith on such date fixed for redemption cease and terminate unless the Issuer shall default in the payment of the redemption price, except only the right of the Holder to receive the amount payable on such redemption, without interest.

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(h)          Purchase and Resale of the Subordinated Notes. Subject to any required federal and state regulatory approvals and the provisions of this Note, the Issuer shall have the right to purchase any of the Subordinated Notes at any time in the open market, private transactions or otherwise. If the Issuer purchases any Subordinated Notes, it may, in its discretion, hold, resell or cancel any of the purchased Subordinated Notes.

37.         Payment Procedures. Payment of the principal and interest payable on the Stated Maturity will be made by check, or by wire transfer in immediately available funds to a bank account in the United States designated by the registered Holder of this Note if such Holder shall have previously provided wire instructions to the Issuer, upon presentation and surrender of this Note at the Payment Office (as defined in Section 16 below) or at such other place or places as the Issuer shall designate by notice to the registered Holder as the Payment Office, provided that this Note is presented to the Issuer in time for the Issuer to make such payments in such funds in accordance with its normal procedures. Payments of interest (other than interest payable on the Stated Maturity) shall be made by wire transfer in immediately available funds or check mailed to the registered Holder, as such person’s address appears on the Security Register. Interest payable on any Interest Payment Date shall be payable to the Holder in whose name this Note is registered at the close of business on the fifteenth (15th) calendar day prior to the applicable Interest Payment Date (such date being referred to herein as the “Regular Record Date”), without regard to whether the Regular Record Date is a Business Day, for such Interest Payment Date, except that interest not paid on the Interest Payment Date, if any, will be paid to the Holder in whose name this Note is registered at the close of business on a special record date fixed by the Issuer (a “Special Record Date”), notice of which shall be given to the Holder not less than ten (10) days prior to such Special Record Date. (The Regular Record Date and Special Record Date are referred to herein collectively as the “Record Dates”). To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Note, on any amount of principal or interest on this Note not paid when due. All payments on this Note shall be applied first against interest due hereunder and then against principal due hereunder. The Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to the other Subordinated Notes. In the event the Holder receives payments in excess of its pro rata share of the Issuer’s payments to all of the Holders, then the Holder shall hold in trust all such excess payments for the benefit of the holders of the other Subordinated Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

38.         Form of Payment; Maintenance of Payment Office. Payments of principal and interest on this Note shall be made in such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts. Until the date on which all of the Subordinated Notes shall have been surrendered or delivered to the Issuer for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal and interest on all Subordinated Notes shall have been made available for payment and either paid or returned to the Issuer as provided herein and in the Purchase Agreement, the Issuer shall at all times maintain an office or agency in Hattiesburg, Mississippi where Subordinated Notes may be presented or surrendered for payment.

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39.         Registration of Transfer, Security Register. Except as otherwise provided herein, this Note is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Subordinated Notes of other authorized denominations, by the Holder in person, or by his attorney duly authorized in writing, at the Payment Office. U.S. Bank National Association (the “Registrar”) has entered into that certain Paying Agent, Registrar and Transfer Agent Agreement with the Issuer as of April 30, 2018 (the “Paying Agent Agreement”). Registrar shall maintain a register providing for the registration of the Subordinated Notes and any exchange or transfer thereof (the “Security Register”). Upon surrender or presentation of this Note for exchange or registration of transfer, Registrar shall execute and deliver in exchange therefor a Subordinated Note or Subordinated Notes of like aggregate principal amount, each in a minimum denomination of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 (and, in the absence of an opinion of counsel satisfactory to Registrar to the contrary, bearing the restrictive legend(s) set forth hereinabove) and that is or are registered in such name or names requested by the Holder. Any Subordinated Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed and accompanied by a written instrument of transfer in such form as is attached hereto and incorporated herein, duly executed by the Holder or his attorney duly authorized in writing, with such tax identification number or other information for each person in whose name a Subordinated Note is to be issued, and accompanied by evidence of compliance with any restrictive legend(s) appearing on such Subordinated Note or Subordinated Notes as the Issuer may reasonably request to comply with applicable law. No exchange or registration of transfer of this Note shall be made on or after the fifteenth (15th) day immediately preceding the Stated Maturity. This Note is subject to the restrictions on transfer of the Purchase Agreement between the Issuer and the Purchasers identified therein, who were the original holders of the Subordinated Notes, a copy of which is on file with the Issuer.

40.         Charges and Transfer Taxes. No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Note, but the Issuer may require the payment of a sum sufficient to cover any stamp or other tax or governmental fee or charge that may be imposed in connection therewith (or presentation of evidence that such tax, charge or fee has been paid).

41.         Ownership. Prior to due presentment of this Note for registration of transfer, the Issuer may treat the Holder in whose name this Note is registered in the Security Register as the absolute owner of this Note for receiving payments of principal and interest on this Note and for all other purposes whatsoever, whether or not this Note be overdue, and the Issuer shall not be affected by any notice to the contrary.

42.         Notices. All notices to the Issuer under this Note shall be in writing and addressed to the Issuer at 6480 US Highway 98 West, Suite A, Hattiesburg, Mississippi 39402, Attention: M. Ray “Hoppy” Cole and Dee Dee Lowery, or to such other address as the Issuer may notify to the Holder (the “Payment Office”). All notices to the Holders shall be in writing and sent by first-class mail to each of the Holders at his or its address as set forth in the Security Register. Any such notice shall be effective upon receipt if received during normal business hours or, if not received during normal business hours, on the next Business Day.

43.         Denominations. The Subordinated Notes are issuable only as fully registered notes without interest coupons in minimum denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000.

44.         Absolute and Unconditional Obligation of the Issuer. No provisions of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

45.         Waiver and Consent. Any written consent or waiver given by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future holders of this Note and of any Subordinated Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. This Note may be also amended or waived pursuant to, and in accordance with, the provisions of Section 8.3 of the Purchase Agreement.

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(a)          No delay or omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

(b)          Any insured depository institution which shall be a holder of this Note or which otherwise shall have any beneficial ownership interest in this Note shall, by its acceptance of such Note (or beneficial interest therein), be deemed to have waived any right of offset with respect to the indebtedness evidenced thereby.

46.         No Sinking Fund; Convertibility. This Note is not entitled to the benefit of any sinking fund or any compensating balance or any other funds or assets subject to a legal right of offset, as defined by applicable state law. This Note is not convertible into or exchangeable for any of the equity securities, other securities or assets of the Issuer or any subsidiary.

47.         No Recourse Against Others. This Note shall be binding upon the Issuer and its successors and permitted assigns. Other than the obligations, covenants and agreements to be performed hereunder by the Issuer and its successors and permitted assigns, no recourse under or upon any obligation, covenant or agreement contained in this Note, or for any claim based thereon or otherwise in respect thereof, will be had against any past, present or future shareholder, employee, officer, or director, as such, of the Issuer or of any predecessor or successor (other than any successor to the Issuer), either directly or through the Issuer or any predecessor or successor (other than any successor to the Issuer), under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note by the Holder of this Note and as part of the consideration for the issuance of this Note.

48.         Further Issues. The Issuer may, without the consent of the Holders, create and issue additional notes having the same terms and conditions of the Subordinated Notes (except for the issue date and issue price) so that such further notes shall be consolidated and form a single series with the Subordinated Notes.

49.         Governing Law; Interpretation. This Note shall be governed by and construed in accordance with applicable federal law and the laws of the State of New York, without regard to conflict of laws principles of said state. This Note is intended to meet the criteria for qualification of the outstanding principal as Tier 2 capital under the regulatory guidelines of the FRB, and the terms hereof shall be interpreted in a manner to satisfy such intent.

50.         Priority. The Subordinated Notes rank pari passu among themselves and pari passu, in the event of any insolvency proceeding, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceeding or any liquidation or winding up of the Issuer, with all other present or future unsecured subordinated debt obligations of the Issuer (including, for the avoidance of doubt, the 5.875% Fixed-to-Floating Rate Subordinated Notes due 2028), except any unsecured subordinated debt that, pursuant to its express terms, is subordinate in right of payment to the Subordinated Notes.

51.         Successors and Assigns. This Note shall be binding upon the Issuer and inure to the benefit of the Holder and its respective successors and permitted assigns. The Holder may assign all, or any part of, or any interest in, the Holder’s rights and benefits hereunder only to the extent and in the manner permitted in the Purchase Agreement. To the extent of any such assignment, such assignee shall have the same rights and benefits against the Issuer and shall agree to be bound by and to comply with the terms and conditions of the Purchase Agreement as it would have had if it were the Holder hereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and attested and its corporate seal to be hereunto affixed.

THE FIRST BANCSHARES, INC.

By:
Name:	M. Ray (Hoppy) Cole, Jr.
Title:	President and Chief Executive Officer

ATTEST:

Name: Donna T. Lowery
Title: Chief Financial Officer

CERTIFICATE OF AUTHENTICATION

This is a Global Note issued under the within-mentioned Purchase Agreement:

U.S. Bank National Association, as Paying Agent, Registrar and Transfer Agent
By:
Name:
Title:

Dated:

[Signature Page to Subordinated Note]

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s social security or tax I.D. No.)

and irrevocably appoint _______________________________ agent to transfer this Note on the books of ________________ (the “Issuer”). The agent may substitute another to act for him.

Date:	Your Signature:_________________________

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The signatory hereto hereby certifies that it ☐ is / ☐ is not an Affiliate of the Issuer and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of the Issuer.

In connection with any transfer or exchange of any of the Note(s) evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being:

(1)	☐	acquired for the undersigned’s own account, without transfer; or

(2)	☐	transferred to the Issuer; or

(3)	☐	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	transferred pursuant to an effective registration statement under the Securities Act; or

(5)	☐	transferred pursuant to and in compliance with Regulation S under the Securities Act; or

(6)	☐	transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) or an “accredited investor” (as defined in Rule 501(a)(4) under the Securities Act), that has furnished a signed letter containing certain representations and agreements; or

(7)	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Issuer will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Issuer may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

Signature (must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Signature

Date:

Schedule of Increases or Decreases in Subordinated Note

The initial principal amount of this Subordinated Note is $___________. The following increases or decreases in the principal amount of this Subordinated Note have been made:

Date	Amount of increase in principal amount of this Subordinated Note	Amount of decrease in principal amount of this Subordinated Note	Principal amount of this Subordinated Note following such increase or decrease	Signature of authorized signatory of Trustee